UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material Pursuant to §240.14a-12

ESSA PHARMA INC.
(Name of Registrant as Specified in its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

ESSA PHARMA INC.
NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
OF ESSA PHARMA INC.
AND
PROXY STATEMENT
FOR ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 6, 2024
January 26, 2024

If you have questions regarding the Meeting or require assistance with voting, you may contact Laurel
Hill at 1-877-452-7184 (North American toll free) or 1-416-304-0211 (calls outside North America)
or by email at assistance@laurelhill.com

ESSA PHARMA INC.
Suite 720, 999 West Broadway
Vancouver, British Columbia
Canada V5Z 1K5
NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
NOTICE IS HEREBY GIVEN that the annual general meeting (the “Meeting”) of the shareholders of ESSA Pharma Inc. (the “Company”or “ESSA”) will be held virtually on March 6, 2024 at 2:00 p.m. (Pacific time) for the following purposes:
1.
to receive and consider the audited financial statements of the Company for the year ended September 30, 2023, together with the auditor’s report thereon;

2.
to set the number of directors for the ensuing year at ten;

3.
to elect the directors for the ensuing year;

4.
to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers;

5.
to consider, and if thought fit, pass with or without amendment, an ordinary resolution to increase the number of common shares reserved and available for issuance from treasury under the ESSA Pharma Inc. 2021 Omnibus Incentive Plan (as amended, the “Omnibus Incentive Plan”), the full text of which resolution is set out in the accompanying proxy statement under the heading “Proposal 4 — Approval of Omnibus Incentive Plan Amendment”;

6.
to appoint Davidson & Co LLP, Chartered Professional Accountants, as the Company’s auditor for the ensuing year and authorize the directors to approve the remuneration to be paid to the auditor; and

7.
to transact such other business as may properly come before the Meeting.

ESSA will hold the Meeting in a virtual only format, which will be conducted via live audio webcast. Shareholders will have an equal opportunity to participate at the Meeting online regardless of their geographic location. Registered shareholders and duly appointed proxyholders can attend the Meeting online at https://web.lumiagm.com/228524511 where they can participate, vote, or submit questions during the Meeting’s live webcast. Non-registered shareholders who have not duly appointed themselves as proxyholder will be able to attend the Meeting as guests, but guests will not be able to vote at the Meeting.
The business to be considered at the Meeting may be considered at the Meeting or at any adjournment or postponement of the Meeting.
You are entitled to vote at the Meeting or at any adjournment or postponement thereof only if you were a shareholder of the Company at the close of business on January 16, 2024 (the “Record Date”). You are entitled to attend the Meeting or any adjournment or postponement thereof only if you were a shareholder at the Record Date or you hold a valid proxy to vote at the Meeting.
Whether or not you plan to attend the Meeting, we encourage you to read this proxy statement and promptly vote your shares. You may vote by completing, signing and dating the enclosed proxy or voting instruction card and returning it in the enclosed envelope, or by telephone or via the Internet. For specific instructions on how to vote your shares, please refer to the section entitled “Questions and Answers — How You Can Vote” beginning on page 6 and to the instructions on your proxy or voting instruction card.
DATED at Vancouver, British Columbia this 26th day of January 2024.
ON BEHALF OF THE BOARD OF DIRECTORS
/s/ David R. Parkinson

David R. Parkinson
President, Chief Executive Officer and Director

Important Notice Regarding the Availability of Proxy Statement Materials for the Annual General Meeting of Shareholders to be Held on March 6, 2024.
The Notice of Internet Availability of Proxy Materials (the “Proxy Availability Notice”) containing instructions on how to access this proxy statement, our notice of meeting, form of proxy or voting instrument card, our 2023 Annual Report on Form 10-K and a virtual annual general meeting user guide, is first being sent or made available to shareholders beginning on or about January 26, 2024. The Proxy Availability Notice provides instructions on how to vote online or by telephone and includes instructions on how to receive a paper copy of the proxy materials by mail. The proxy materials and our 2023 Annual Report on Form 10-K can be accessed as of January 26, 2024 by visiting https://investors.essapharma.com/events-presentations. Unless the context otherwise requires, references to the “Company”, “ESSA”, “we” and “our” refer to ESSA Pharma Inc. “Common Shares” means common shares without par value in the capital of the Company. “Beneficial Shareholders” means shareholders who do not hold Common Shares in their own name and “intermediaries” refers to brokers, investment firms, clearing houses and similar entities that own securities on behalf of Beneficial Shareholders.
The Proxy Availability Notice is being sent to both registered and non-registered owners of the securities. If you are a non-registered owner, and the issuer or its agent has sent these materials directly to you, your name and address and information about your holdings of securities, have been obtained in accordance with applicable securities regulatory requirements from the intermediary holding on your behalf. By choosing to send these materials to you directly, the Company (and not the intermediary holding on your behalf) has assumed responsibility for (i) delivering these materials to you, and (ii) executing your proper voting instructions. Please return your voting instructions as specified in the request for voting instructions.

i

QUESTIONS AND ANSWERS
All amounts are in United States dollars (“$” or “US$”), unless otherwise stated. Canadian dollars are presented as “C$”, where indicated.
Proxy Materials
What is the format of the Meeting?
The Meeting will be held in virtual only format, which will be conducted via live audio webcast. Shareholders will not be able to attend the Meeting in person. We believe hosting a virtual annual meeting will enable shareholders to attend and participate fully and equally and improve our ability to effectively communicate and engage with our shareholders. A summary of the information shareholders will need to attend the Meeting online is provided below.
Why am I receiving these materials?
Our board of directors (the “Board”) is making these materials available to you in connection with our Meeting to be held on March 6, 2024 by posting them online to access, rather than mailing paper copies, unless requested by a shareholder. As a shareholder, you are invited to attend the Meeting and are entitled and requested to vote on the business items described in this proxy statement. This proxy statement is furnished in connection with the solicitation of proxies by or on behalf of the management and the Board. This proxy statement is designed to assist you in voting your shares and includes information that we are required to provide under the rules of the U.S. Securities and Exchange Commission (the “SEC”) and applicable Canadian securities laws.
The Proxy Availability Notice containing instructions on how to access this proxy statement, the accompanying notice of annual meeting and form of proxy or voting instruction card, our 2023 Annual Report on Form 10-K and a virtual annual general meeting user guide, is first being sent or given on or about January 26, 2024 to all shareholders of record as of January 16, 2024. The proxy materials and can be accessed as of January 26, 2024 by visiting https://investors.essapharma.com/events-presentations. If you receive a Proxy Availability Notice, then you will not receive a printed copy of the proxy materials in the mail unless you specifically request these materials. Instructions for requesting a printed copy of the proxy materials are set forth in the Notice of Internet Availability.
Why did I receive a notice in the mail regarding the internet availability of proxy materials instead of a full set of proxy materials?
In accordance with the rules of the SEC and Canadian securities regulators, we have elected to utilize the “notice-and-access” method of delivery of materials to our registered and non-registered shareholders and provide access to our proxy materials over the internet. Accordingly, we are mailing a Proxy Availability Notice to shareholders of record. All shareholders will have the ability to access the proxy materials on the website referred to in the Proxy Availability Notice free of charge or request to receive a printed set of the proxy materials for the Meeting. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Proxy Availability Notice. We encourage shareholders to take advantage of the availability of the proxy materials on the Internet to help reduce our costs and the environmental impact of our annual meetings.
What is included in the proxy materials?
The proxy materials include:
•
our notice of meeting;

•
our proxy statement for the Meeting, including any schedules thereto;

•
a proxy or voting instruction card;

•
our 2023 Annual Report on Form 10-K; and

•
a virtual annual general meeting user guide.

What information is contained in this proxy statement?
The information in this proxy statement relates to the proposals to be voted on at the Meeting, the voting process, our Board and Board committees, corporate governance, the compensation of our directors and named executive officers and other required information.
I share an address with another shareholder, and we received only one paper copy of the Proxy Availability Notice or proxy materials, as applicable. How may I obtain an additional copy of the Proxy Availability Notice or proxy materials, as applicable?
If you share an address with another shareholder, you may receive only one copy of the Proxy Availability Notice and, if applicable, the proxy materials, unless you have provided contrary instructions. If you wish to receive a separate copy of the Proxy Availability Notice and, if applicable, set of proxy materials, please request such additional copies by contacting Laurel Hill Advisory Group (“Laurel Hill”) at 1-877-452-7184 (North American toll free) or 1-416-304-0211 (calls outside North America) or by email at assistance@laurelhill.com.
A separate copy of the Proxy Availability Notice and, if applicable, set of the proxy materials will be sent promptly following receipt of your request.
If you are a shareholder of record and wish to receive a separate copy of the Proxy Availability Notice and, if applicable, set of proxy materials in the future, or if you have received multiple copies of the Proxy Availability Notice or multiple sets of proxy materials and would like to receive only one notice or set in the future, please contact our transfer agent, Computershare Investor Services Inc. at:
Computershare Investor Services Inc.
100 University Ave, 8th Floor,
Toronto, ON, M5J 2Y1
1-800-564-6253 (Canada or the United States)
1-514-982-7555 (International toll free)
If you are a beneficial owner of shares and you wish to receive a separate copy of the Proxy Availability Notice and, if applicable, set of proxy materials in the future, or if you have received multiple copies of the Proxy Availability Notice or multiple sets of proxy materials and would like to receive only one set or copy in the future, please contact your bank or broker directly.
Shareholders also may write to, or email us, at the address below to request a separate set of the proxy materials or copy of the Proxy Availability Notice:
ESSA Pharma Inc.
Suite 720, 999 West Broadway
Vancouver, British Columbia
Canada V5Z 1K5
assistance@laurelhill.com
Who pays the cost of soliciting proxies for the Meeting?
We will bear the cost of solicitation. This solicitation of proxies is being made to shareholders by mail, but may be supplemented by telephone or other personal contact. The Company has retained Laurel Hill to act as its proxy solicitation agent. In connection with these services, Laurel Hill will receive C$35,000 plus reasonable out-of-pocket expenses.
If you have any questions regarding the Meeting, the Proxy Availability Notice or require assistance with voting, you may contact Laurel Hill at 1-877-452-7184 (North American Toll Free), 416-304-0211 (Calls Outside North America) or by email at assistance@laurelhill.com.

What items of business will be voted on at the Meeting?
The business items to be voted on at the Meeting are:
•
the setting of the number of directors of the Company at ten until the 2025 annual meeting of shareholders;

•
the election of ten members of the Board to hold office until the 2025 annual meeting of shareholders or until their successors are elected and qualified, subject to earlier resignation or removal;

•
the approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers;

•
the approval of an ordinary resolution to amend the number of Common Shares reserved and available for issuance under the Omnibus Incentive Plan;

•
the appointment of Davidson & Company LLP (“Davidson”), Chartered Professional Accountants, as auditors for the Company for the ensuing year and the authorization of the Board to fix the remuneration to be paid to the auditor; and

•
to transact such other business as may properly come before the Meeting.

What are my voting choices?
You may vote: (1) “FOR” or “AGAINST” setting the number of directors of the Company at ten; (2) “FOR” or “WITHHOLD” for the election of any or all nominees for election as directors; (3) “FOR”, “AGAINST” or “ABSTAIN” for the approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers; (4) “FOR” or “AGAINST” amending the number of Common Shares reserved for issuance under the Omnibus Incentive Plan; and (5) “FOR” or “WITHHOLD” for the appointment of Davidson as auditors for the ensuing year and the authorization of the Board to fix the auditor’s remuneration.
How does the Board recommend that I vote?
Our Board recommends that you vote your shares: (1) “FOR” setting the number of directors of the Company at ten; (2) “FOR” each of its nominees for election to the Board; (3) “FOR” the approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers; (4) “FOR” amending the number of Common Shares reserved for issuance under the Omnibus Incentive Plan; and (5) “FOR” the appointment of Davidson as auditors for the ensuing year and the authorization of the Board to fix the auditor’s remuneration.
What vote is required to approve each item?
To conduct business at the Meeting, a quorum consisting of at least 33 1∕3% of the shares entitled to vote must be present or represented by proxy. Previously, the Company qualified as a Foreign Private Issuer under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and was entitled to rely on certain corporate governance exemptions under Nasdaq rules. The Company no longer qualifies as a Foreign Private Issuer and as such must comply with Nasdaq’s quorum requirement, which is set at 33 1∕3% of the shares entitled to vote.
If you indicate “WITHHOLD” in respect to the election of directors, your vote will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting and will be considered a vote cast under our majority voting policy (described under “Proposal 2 — Election of Directors”). You are not entitled to cumulative voting in the election of directors.
As described below, broker non-votes will be counted for determining the presence or absence of a quorum for the transaction of business at the Meeting, but will not be considered votes cast with respect to the election of any director nominee or on any other proposal.

Proposal	Required Vote
1. Setting the Number of Directors at Ten	Majority of the votes cast on the proposal
2. Election of Directors	Plurality of votes- nominees receiving the ten highest number of votes at the Meeting will be elected*
3. Approval of Compensation of Named Executive Officers	Majority of the votes cast on the proposal
4. Amending the Number of Common Shares Reserved Under the Omnibus Incentive Plan	Majority of the votes cast on the proposal
5. Appointment and Remuneration of Auditors	Majority of the votes cast on the proposal

*
See “Proposal 2 — Election of Directors” for a description of our majority voting policy. In an uncontested election, if the number of votes “withheld” for any nominee exceeds the number of votes “for” the nominee, then the policy requires that the nominee shall tender his or her written resignation to the Chair of the Board (the “Chair”).

What happens if additional items are presented at the Meeting?
We are not aware of any item that may be voted on at the Meeting that is not described in this proxy statement. However, the holders of the proxies that we are soliciting will have the discretion to vote them in accordance with their best judgment on any additional matters that may be voted on, including matters incidental to the conduct of the Meeting.
Where can I find the voting results?
We expect to announce preliminary voting results at the Meeting and to publish final results in a current report on Form 8-K that we will file with the SEC and in a press release that we will file on the System for Electronic Document Analysis and Retrieval (“SEDAR+”) promptly following the Meeting. Both the Form 8-K and press release will also be available on our website at www.essapharma.com.
How You Can Vote
What shares can I vote?
You are entitled to one vote for each Common Share that you owned at the close of business on January 16, 2024, the Record Date for the Meeting, at the Meeting and any adjournment or postponement thereof. You may vote all shares owned by you on the Record Date, including (1) shares held directly in your name as the shareholder of record and (2) shares held for you as the beneficial owner through a bank, broker or other nominee. On the Record Date, there were 350 shareholders of record holding 131,907 of the 44,163,647 Common Shares that were outstanding, and the remaining 44,031,740 outstanding Common Shares were held through Cede & Co. and CDS & Co.
Each shareholder has the right to appoint a person or a company (who need not be a shareholder) to attend and act for him/her and on his/her behalf at the Meeting other than the persons designated in the enclosed form of proxy. See “Appointment of a Third Party as Proxy” below.
What is the difference between holding shares as a shareholder of record and as a beneficial owner?
Most of our shareholders hold their shares through a bank, broker or other nominee rather than having the shares registered directly in their own name. Summarized below are some distinctions between shares held of record and those owned beneficially.
Shareholder of Record
If your shares are registered directly in your name with our transfer agent, Computershare Investor Services Inc., you are the shareholder of record of the shares. As the shareholder of record, you have the right to grant a proxy to vote your shares to representatives from the Company or to another person, or to vote your shares at the Meeting. You have received a proxy card to use in voting your shares either by internet, mail or email.
Beneficial Owner
If your shares are held through a bank, broker or other nominee, it is likely that they are registered in the name of the nominee and you are the beneficial owner of shares held in street name.
As the beneficial owner of shares held for your account, you have the right to direct the registered holder to vote your shares as you instruct, and you also are invited to attend the Meeting. Your bank, broker, plan trustee or other nominee has provided a voting instruction card for you to use in directing how your shares are to be voted. However, since a beneficial owner is not the shareholder of record, you may not vote your shares at the Meeting, or any adjournment or postponement thereof, unless you obtain a legal proxy from the registered holder of the shares giving you the right to do so. See “Appointment of a Third Party as Proxy” below.
How can I vote at the Meeting?
Registered shareholders may vote at the Meeting by completing a ballot online during the Meeting, as further described below under the heading “How do I attend and participate at the Meeting?”.
You may vote shares for which you are the beneficial owner only by obtaining a legal proxy giving you the right to vote the shares from the bank, broker or other nominee that is the registered holder of your shares.
How can I vote without attending the Meeting?
Whether you hold your shares as a shareholder of record or as a beneficial owner, you may direct how your shares are to be voted without attending the Meeting or any adjournment or postponement thereof. If you are a shareholder of record, you may vote by submitting a proxy. If you hold shares as a beneficial owner, you may vote by submitting voting instructions to the registered owner of your shares. Each shareholder submitting a proxy has the right to appoint one or more proxyholders (but not more than five) to represent the shareholder at the Meeting to the extent and with the powers conferred by the proxy.
For directions on how to vote, please refer to the following instructions and those included on your proxy or voting instruction card. A proxy form will not be valid unless completed and deposited in accordance with the instructions set out in the proxy form.
Voting by Internet
Shareholders may vote over the Internet by following the instructions on the proxy or voting instruction card.
Voting by Telephone
Shareholders of record may vote by telephone by calling 1-866-732-8683 or, for shareholders of record outside of North America, by calling the number indicated on your proxy or voting instruction card, and following the instructions.
Most shareholders who are beneficial owners of their shares and have received a voting instruction card may vote by phone by calling the number specified on the voting instruction card provided by their bank, broker or nominee. These shareholders should check the card for telephone voting availability.

Voting by Mail
Shareholders may vote by mail by signing, dating and returning their proxy or voting instruction card to our transfer agent, Computershare Investor Services Inc. at the following address:
Computershare Investor Services Inc.
100 University Ave, 8th Floor,
Toronto, ON, M5J 2Y1
Additionally, ESSA may utilize the Broadridge Quickvote service to assist eligible beneficial owners with voting their shares. Eligible beneficial owners may be contacted by Laurel Hill to conveniently obtain a vote directly over the telephone.
How do I attend and participate at the Meeting?
The Company is holding the Meeting in a virtual only format, which will be conducted via live audio webcast. Shareholders will not be able to attend the Meeting in person.
Attending the Meeting online enables registered shareholders and duly appointed proxyholders, including beneficial shareholders who have duly appointed themselves as proxyholder, to participate at the Meeting and ask questions, all in real time. Registered shareholders and duly appointed proxyholders can vote at the appropriate times during the Meeting.
Registered shareholders and duly appointed proxyholders can attend the Meeting online by going to https://web.lumiagm.com/228524511. Such persons may then enter the Meeting by clicking “I have a login” and entering a Username and Password before the start of the Meeting.
Registered shareholders:   The 15-digit control number located on the Proxy Availability Notice, form of proxy or voting instruction form or in the email notification you received is the Username. The Password to the Meeting is “ESSA2024” (case sensitive).
If you are using a 15-digit control number to login to the Meeting and you accept the terms and conditions, you will be revoking any and all previously submitted proxies. However, in such a case, you will be provided the opportunity to vote by ballot on the matters put forth at the Meeting. If you DO NOT wish to revoke all previously submitted proxies, do not accept the terms and conditions, in which case you can only enter the Meeting as a guest.
Duly appointed proxyholders:   Computershare will provide the proxyholder with a Username by email after the voting deadline has passed and the proxyholder has been duly appointed AND registered as described under the heading “Appointment of a Third Party as a Proxy” below. The Password to the Meeting is “ESSA2024” (case sensitive).
Non-registered shareholders who have not duly appointed themselves as proxyholder may attend the Meeting by clicking “I am a guest” and completing the online form. Such persons can listen to the Meeting but are not able to vote.
If you attend the Meeting online, it is important that you are connected to the Internet at all times during the Meeting in order to vote when balloting commences. It is your responsibility to ensure connectivity for the duration of the Meeting. You should allow ample time to check into the Meeting online and complete the related procedure.
Following the Meeting, a recording of the audio webcast of the Meeting will be made available for listening on the Company’s website at https://www.essapharma.com/investors/events-presentations and will remain available until the filing of the Company’s 2024 proxy statement.
How will my shares be voted?
Your shares will be voted as you specifically instruct on your proxy or voting instruction card. If you sign and return your proxy or voting instruction card without giving specific instructions, your shares will be voted as recommended by our Board. Additionally, the form of proxy confers discretionary authority upon the persons named therein with respect to: (i) the matters set out in the proxy if no choice is specified; (ii) amendments or variations to matters identified in this proxy statement; and (iii) other matters which may properly come before the Meeting; provided that, in the case of items (ii) and (iii), such amendments, variations or other matters were not known to our management a reasonable time prior to the solicitation of proxies. If any matters which are not now known should properly come before the Meeting, persons named in the form of proxy will vote on such matters in accordance with their best judgment. As of the date hereof, our management is not aware of any amendment, variation or other matters which are to come before the Meeting other than those matters identified in the accompanying Notice.
Will shares I hold in my brokerage account be voted if I do not provide timely voting instructions?
If your shares are held through a brokerage firm, they will be voted as you instruct on the voting instruction card provided by your broker. If you sign and return your card without giving specific instructions, your shares will be voted in accordance with the recommendations of our Board.
If you do not return your voting instruction card on a timely basis, your broker will have the authority to vote your brokerage shares only on the proposal to ratify our independent registered public accounting firm. Your broker will be prohibited from voting your shares without your instructions on the election of directors and on any other proposal. These “broker non-votes” will be counted only for the purpose of determining whether a quorum is present at the Meeting and not as votes cast. Such broker non-votes will have no effect on the outcome of the matter.
Will shares that I own as a shareholder of record be voted if I do not timely return my proxy card?
Shares that you own as a shareholder of record will be voted as you instruct on your proxy card. If you sign and return your proxy card without giving specific instructions, they will be voted in accordance with the procedure set out above under the heading “How will my shares be voted?”
If you do not timely return your proxy card, your shares will not be voted unless you or your proxyholder attends the online Meeting and any adjournment or postponement thereof and votes as described above under the heading “How can I vote at the Meeting?”
When is the deadline to vote?
If you hold shares as the shareholder of record, your vote by proxy must be received before 2:00 p.m. (Pacific time) on March 4, 2024, or two business days prior to any adjournment of the Meeting.
If you hold shares as a beneficial owner, please follow the voting instructions provided by your bank, broker or other nominee.
May I change or revoke my vote?
If you are a shareholder of record, you may change your vote by: (i) providing a written notice of revocation to our Chief Financial Officer at the address set out below under the heading “How do I obtain an additional copy of the Proxy Availability Notice or of this proxy statement or voting materials?” provided that such notice is received prior to close of business on March 4, 2024; (ii) by attending the online Meeting and voting; or (iii) by granting a subsequent proxy. To be effective, the subsequent proxy must be deposited before the time specified above under the heading “When is the deadline to vote?” for the deposit of proxies.
If you have followed the process for attending and voting at the Meeting online, voting at the Meeting online will revoke your previous proxy.
For shares you hold as a beneficial owner, you may change your vote by timely submitting new voting instructions to your bank, broker or other nominee (which revokes your earlier instructions), or, if you have obtained a legal proxy from the nominee giving you the right to vote your shares, by attending the online Meeting and voting.
Appointment of a Third Party as Proxy
The following applies to shareholders who wish to appoint someone as their proxyholder other than the persons designated in the enclosed form of proxy or voting instruction form. This includes non-registered shareholders who wish to appoint themselves as proxyholder to attend, participate or vote at the Meeting.

Shareholders who wish to appoint a third party proxyholder to attend and participate at the Meeting as their proxy and vote their shares MUST submit their form of proxy or voting instruction form, as applicable, appointing that person as proxyholder AND register that proxyholder online, as described below. Registering your proxyholder is an additional step to be completed AFTER you have submitted your form of proxy or voting instruction form. Failure to register the proxyholder will result in the proxyholder not receiving a Username to participate in the Meeting.
Step 1: Submit your form of proxy or voting instruction form:   To appoint someone other than the persons designated in the form of proxy or voting instruction form as proxyholder, insert that person’s name in the blank space provided in the form of proxy or voting instruction form (if permitted) and follow the instructions for submitting such form of proxy or voting instruction form. This must be completed before registering such proxyholder, which is an additional step to be completed once you have submitted your form of proxy or voting instruction form.
If you are a non-registered shareholder and wish to vote at the Meeting, you have to insert your own name in the space provided on the voting instruction form sent to you by your intermediary, follow all of the applicable instructions provided by your intermediary AND register yourself as your proxyholder, as described below. By doing so, you are instructing your intermediary to appoint you as proxyholder. It is important that you comply with the signature and return instructions provided by your intermediary. Please also see further instructions above under the heading “How do I attend and participate at the Meeting?”.
If you are a non-registered shareholder located in the United States and wish to vote at the Meeting or, if permitted, appoint a third party as your proxyholder, in addition to the steps described above under “How do I attend and participate at the Meeting?”, you must obtain a valid legal proxy from your intermediary. Follow the instructions from your intermediary included with the legal proxy form and the voting information form sent to you, or contact your intermediary to request a legal proxy form or a legal proxy if you have not received one. After obtaining a valid legal proxy from your intermediary, you must then submit such legal proxy to Computershare. Requests for registration from non-registered shareholders located in the United States that wish to vote at the Meeting or, if permitted, appoint a third party as their proxyholder must be sent by email or by courier to: uslegalproxy@computershare.com (if by email), or Computershare, Attention: Proxy Department, 8th Floor, 100 University Avenue, Toronto, ON M5J 2Y1, Canada (if by courier), and in both cases, must be labeled “Legal Proxy” and received no later than the voting deadline of 2:00 p.m. (Pacific time) on March 4, 2024.
Step 2: Register your proxyholder:   To register a third-party proxyholder, shareholders MUST visit http://www.computershare.com/EssaPharma by 2:00 p.m. (Pacific time) on March 4, 2024 and provide Computershare with the required proxyholder contact information so that Computershare may provide the proxyholder with a Username via email. Without a Username, proxyholders will not be able to vote at the Meeting but will be able to participate as a guest.
Attending the Meeting
Who can attend the Meeting?
You may attend the Meeting and any adjournment or postponement thereof only if you were a shareholder of ESSA at the close of business on January 16, 2024, the Record Date for the Meeting, or you hold a valid proxy to vote at the Meeting.
The Meeting will begin promptly at 2:00 p.m. (Pacific time). Please allow ample time to check into the Meeting online and complete the related procedure.
Shareholder Proposals
What is the deadline to submit shareholder proposals to be included in the proxy materials for next year’s annual meeting?
The Company is subject to the rules of both the SEC under the Exchange Act and provisions of the Business Corporations Act (British Columbia) (“BCBCA”) with respect to shareholder proposals. As clearly indicated under the BCBCA and SEC rules under the Exchange Act, simply submitting a shareholder proposal does not guarantee its inclusion in the proxy materials.
Shareholder proposals submitted pursuant to SEC rules under the Exchange Act for inclusion in the Company’s proxy materials for next year’s annual meeting must be received by our Chief Financial Officer no later than 5:00 p.m. (Pacific time) on September 30, 2024, and must be submitted to our Chief Financial Officer at ESSA Pharma Inc., Suite 720, 999 West Broadway, Vancouver, British Columbia, Canada, V5Z 1K5. Such proposals must also comply with all applicable provisions of Rule 14a-8 under the Exchange Act.
The BCBCA also sets out the requirements for a valid proposal and provides for the rights and obligations of the Company and the submitter upon a valid proposal being made. Proposals submitted under the applicable provisions of the BCBCA that a shareholder intends to present at next year’s annual meeting and wishes to be considered for inclusion in the Company’s proxy statement and form of proxy relating to next year’s annual meeting must be received at least three months before the anniversary of the Company’s last annual general meeting. Such proposals must also comply with all applicable provisions of the BCBCA and the regulations thereunder.
Proposals that are not timely submitted or are submitted to the incorrect address or other than to the attention of our Chief Financial Officer may, at our discretion, be excluded from our proxy materials.
See below under the heading “How may I nominate director candidates or present other business for consideration at a meeting?” for a description of the procedures through which shareholders may nominate director candidates for consideration.
How may I present other business for consideration at a meeting?
Shareholders who wish to present other items of business directly at next year’s annual meeting must give written notice of their intention to do so to our Chief Financial Officer at the address set forth below under the heading “How do I obtain an additional copy of the Proxy Availability Notice or of this proxy statement or voting materials?” Any such notice also must include the information required by our articles (which may be obtained as provided below under the heading “How may I obtain financial and other information about ESSA Pharma Inc.?”) and must be provided by the deadline as provided in the articles and updated and supplemented as provided in the articles.
Obtaining Additional Information
How may I obtain financial and other information about ESSA Pharma Inc.?
Our consolidated financial statements are included in our 2023 Annual Report on Form 10-K. We filed our Annual Report on Form 10-K with the SEC, 100 F Street, N.E., Washington, D.C. 20549. In Canada, additional information relating to the Company, including financial information provided in the Company’s annual financial statements and related management discussion and analysis for the year ended September 30, 2023, is available on SEDAR+ at http://www.sedarplus.com under the Company’s profile.
We also will furnish a copy of our 2023 Annual Report on Form 10-K (excluding exhibits, except those that are specifically requested) without charge to any shareholder who so requests by writing to our Chief Financial Officer at the address below under the heading in “How do I obtain an additional copy of the Proxy Availability Notice or of this proxy statement or voting materials?”
By writing to us, shareholders also may obtain, without charge, a copy of our articles, corporate governance guidelines, code of conduct and Board standing committee charters.
What if I have questions on the Meeting or need assistance with voting my Common Shares?
If you have any questions regarding the Meeting or require assistance with voting, you may contact Laurel Hill at 1-877-452-7184 (North American Toll Free), 416-304-0211 (Calls Outside North America) or by email at assistance@laurelhill.com.

What if I have questions for the Company’s transfer agent?
If you are a shareholder of record and have questions concerning share certificates, ownership transfer or other matters relating to your share account, please contact our transfer agent at the following address:
Computershare Investor Services Inc.
100 University Ave, 8th Floor,
Toronto, ON, M5J 2Y1
How do I obtain an additional copy of the Proxy Availability Notice or of this proxy statement or voting materials?
If you need additional copies of the Proxy Availability Notice or this proxy statement or voting materials, please contact us at:
ESSA Pharma Inc.
Suite 720, 999 West Broadway
Vancouver, British Columbia
Canada V5Z 1K5
assistance@laurelhill.com

SHARE OWNERSHIP
The following table indicates information as of January 16, 2024, the Record Date for the Meeting, regarding the beneficial ownership of our Common Shares for:
•
each person who is known by us to beneficially own more than 5% of our Common Shares;

•
each named executive officer;

•
each of our directors; and all named executive officers and directors as a group.

For the purposes of calculating percent ownership, as of January 16, 2024, 44,163,647 shares were issued and outstanding, and, for any individual who beneficially owns shares represented by options exercisable within sixty days of the Record Date, these shares are treated as if outstanding for that person, but not for any other person. Unless otherwise indicated in the footnotes to the table, and subject to community property laws where applicable, the following persons have sole voting and investment control with respect to the shares beneficially owned by them. In accordance with SEC rules, if a person has a right to acquire beneficial ownership of any Common Shares on or within 60 days, upon conversion or exercise of outstanding securities or otherwise, the shares are deemed beneficially owned by that person and are deemed to be outstanding solely for the purpose of determining the percentage of our shares that person beneficially owns. These shares are not included in the computations of percentage ownership for any other person. To our knowledge, except as noted in the table below, no person or entity is the beneficial owner of more than 5% of the voting power of our Common Shares.
Except as otherwise indicated, the address of each of the persons in this table is Suite 720, 999 West Broadway, Vancouver, British Columbia, Canada V5Z 1K5.
Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% and Greater Shareholders:
BVF Partners L.P.	11,668,629(1)	26.4%
Bellevue Group AG	7,898,583(2)	17.9%
Soleus Capital Management L.P.	4,287,094(3)	9.7%
PFM Health Sciences L.P.	4,199,253(4)	9.5%
Morgan Stanley & Co.	4,181,183(5)	9.5%
Directors and Named Executive Officers:
David Parkinson	2,104,764(6)	4.8%
Peter Virsik	1,572,304(7)	3.6%
Franklin Berger	848,197(8)	1.9%
David Wood	664,593(9)	1.5%
Alessandra Cesano	561,062(10)	1.3%
Richard Glickman	193,410(11)	*
Scott Requadt	136,002(12)	*
Gary Sollis	106,000(13)	*
Alex Martin	103,229(14)	*
Marella Thorell	91,881(15)	*
Sanford Zweifach	89,000(16)	*
Philip Kantoff	25,000(17)	*
Lauren Merendino	12,500(18)	*
All executive officers and directors as a group (13 persons)	6,507,942	14.7%

*
Less than one percent

(1)
Consists of 8,748,629 Common Shares and 2,920,000 Common Share purchase warrants (“Warrants”) as reported in BVF Partners L.P.’s Form 13F filed with the SEC on November 14, 2023. The address for this entity is 44 Montgomery St., 40th Floor, San Francisco, CA 94104.

(2)
Consists of 7,898,583 Common Shares beneficially owned by Bellevue Group AG as reported in Bellevue Group AG’s Form 13F filed with the SEC on November 14, 2023. The address for Bellevue Group AG is Seestrasse 16, CH-8700 Küsnacht, Switzerland.

(3)
Consists of 4,287,094 Common Shares as reported in Soleus Capital Management, L.P. Form 13F filed with the SEC on November 14, 2023. The address for this entity is 104 Field Point Road, 2nd Floor, Greenwich, CT 06830.

(4)
Consists of 4,199,253 Common Shares as reported in PFM Health Sciences, LP’s (“PFM”) Form 13F filed with the SEC on November 14, 2023. The address for this entity is 475 Sansome Street, Suite 1720, San Francisco, California 94111.

(5)
Consists of 4,181,183 Common Shares beneficially owned by Morgan Stanley & Co as reported in Morgan Stanley & Co’s Form 13F filed with the SEC on November 15, 2023. The address for this entity is 1585 Broadway, New York, NY 10036.

(6)
Consists of (i) 65,765 Common Shares and (ii) 2,038,999 Common Shares pursuant to options exercisable within 60 days of the Record Date held by Dr. Parkinson.

(7)
Consists of (i) 14,022 Common Shares and (ii) 1,558,282 Common Shares pursuant to options exercisable within 60 days of the Record Date held by Mr. Virsik.

(8)
Consists of (i) 784,404 Common Shares and (ii) 63,793 Common Shares pursuant to options exercisable within 60 days of the Record Date held by Mr. Berger.

(9)
Consists of (i) 33,343 Common Shares and (ii) 631,250 Common Shares pursuant to options exercisable within 60 days of the Record Date held by Mr. Wood.

(10)
Consists of (i) 5,124 Common Shares and (ii) 555,938 Common Shares pursuant to options exercisable within 60 days of the Record Date held by Dr. Cesano.

(11)
Consists of (i) 47,950 Common Shares and (ii) 137,000 Common Shares pursuant to options exercisable within 60 days of the Record Date held by Dr. Glickman and (iii) 8,460 Common Shares indirectly held in the name of his spouse.

(12)
Consists of (i) 30,002 Common Shares and (ii) 106,000 Common Shares pursuant to options exercisable within 60 days of the Record Date held by Mr. Requadt.

(13)
Consists of 106,000 Common Shares pursuant to options exercisable within 60 days of the Record Date held by Mr. Sollis.

(14)
Consists of (i) 14,299 Common Shares and (ii) 89,000 Common Shares pursuant to options exercisable within 60 days of the Record Date held by Mr. Martin.

(15)
Consists of (i) 2,881 Common Shares and (ii) 89,000 Common Shares pursuant to options exercisable within 60 days of the Record Date held by Ms. Thorell.

(16)
Consists of 89,000 Common Shares pursuant to options exercisable within 60 days of the Record Date held by Mr. Zweifach.

(17)
Consists of 25,000 Common Shares pursuant to options exercisable within 60 days of the Record Date held by Dr. Kantoff.

(18)
Consists of 12,500 Common Shares pursuant to options exercisable within 60 days of the Record Date held by Ms. Merendino.

GOVERNANCE
General
Our business and affairs are managed, and all corporate powers are exercised, under the direction of our Board. Our Board establishes fundamental corporate policies and oversees our performance and our Chief Executive Officer and the other officers to whom our Board has delegated authority to manage day-to-day business operations.
Our Board has adopted corporate governance guidelines that set forth expectations for directors, director independence standards, Board committee structure and functions and other policies for the Company’s governance. It also has adopted a Code of Business Conduct and Ethics (the “Code of Conduct”) that applies to members of our Board and our executive officers as well as all of our employees. Several standing committees (audit, compensation and corporate governance and nomination) assist our Board in carrying out its responsibilities. Each standing committee operates under a written charter adopted by our Board.
Our corporate governance guidelines, audit, compensation and corporate governance and nomination committee charters and Code of Conduct are posted on our website at www.essapharma.com. We intend to post on our website any amendments or waivers to our Code of Conduct requiring disclosure under applicable SEC or Nasdaq Capital Market (“Nasdaq”) rules. Paper copies of these documents, as well as our constating documents (including our articles), may be obtained upon request by writing to: Chief Financial Officer, ESSA Pharma Inc., Suite 720, 999 West Broadway, Vancouver, British Columbia, Canada V5Z 1K5. Our corporate governance guidelines (the “CGG”) are attached as Schedule A to this proxy statement.
The Board believes that good corporate governance improves corporate performance and benefits all shareholders. The Canadian Securities Administrators (the “CSA”) have adopted National Policy 58-201 — Corporate Governance Guidelines, which provides non-prescriptive guidelines on corporate governance practices for reporting issuers such as the Company. In addition, the CSA have implemented National Instrument 58-101 — Disclosure of Corporate Governance Practices (“NI 58-101”), which prescribes certain disclosure by the Company of its corporate governance practices. This section sets out the Company’s approach to corporate governance and addresses the Company’s compliance with NI 58-101.
Anti-Hedging Policy
Under the terms of our Insider Trading Policy, all directors, officers, employees and active consultants and contractors of the Company are prohibited from speculating in ESSA securities, which may include buying with the intention of quickly reselling such securities or making recommendations to others to invest in ESSA securities with such intent (other than in connection with the acquisition and sale of shares issued under ESSA’s stock option plan or similar benefit plan or arrangement); buying ESSA’s securities on margin; short selling a security of ESSA or any other arrangement that results in a gain only if the value of ESSA’s securities declines in the future; selling a “call option” giving the holder an option to purchase ESSA securities and buying a “put option” giving the holder an option to sell ESSA securities.
Board of Directors
The Board currently consists of ten directors: David R. Parkinson (President and Chief Executive Officer), Richard M. Glickman (Chairman of the Board), Franklin M. Berger, Alex Martin, Scott Requadt, Gary Sollis, Marella Thorell, Sanford Zweifach, Philip Kantoff and Lauren Merendino.
The Board has adopted the CGG, a copy of which is attached as Schedule A. Pursuant to the CGG, the Board is responsible for the proper stewardship of the Company, and is mandated to represent the shareholders to select the appropriate Chief Executive Officer (“CEO”), assess and approve the strategic direction of the Company, ensure that appropriate processes for risk assessment, management and internal control are in place, monitor management performance against agreed bench marks, develop the Company’s approach to corporate governance and assure the integrity of financial reports.
The Company’s approach to corporate governance is set forth below.

The Board assumes responsibility for the stewardship of the Company and the creation of shareholder value. The Board is responsible for, among other things:
(a)
adopting a strategic planning process and approving a strategic plan each year which takes into account, among other things, the opportunities and risks of the Company;

(b)
reporting to the shareholders of the Company and developing a formal or informal communication policy that includes measures for receiving feedback from the Company’s shareholders;

(c)
developing and formalizing the responsibilities for each member of the Board, including the responsibilities of the CEO vis-à-vis corporate objectives;

(d)
ensuring that the risk management of ESSA is prudently addressed; and

(e)
overseeing succession planning for management.

The frequency of meetings of the Board and the nature of agenda items may change from year to year depending upon the activities of ESSA. However, the Board meets at least quarterly and at each meeting there is a review of ESSA’s business. The Board facilitates its exercise of independent supervision over the Company’s management through regular meetings of the Board being held to obtain an update on significant corporate activities and plans, both with and without members of the Company’s management being in attendance. Since the beginning of ESSA’s most recently completed financial year, the independent directors of the Board held four meetings with in-camera sessions immediately following. Additional in-camera sessions also follow audit committee, compensation committee and corporate governance and nomination committee meetings.
Board Leadership
Our Board has a Chair, currently Dr. Glickman, an independent director, who has authority, among other things, to call and preside over Board meetings. The Chair, in consultation with the chair of any applicable committee and other directors, as appropriate, shall establish the agenda for meetings of the Board. If the Board determines that it would be inappropriate to require the Chair to be independent, then the independent directors shall select from among their number a director who will act as “Lead Director” and who will assume responsibility for providing leadership to enhance the effectiveness and independence of the Board.
As a general policy, the Board believes that separation of the position of the Chair and Chief Executive Officer reinforces the independence of the Board from management, creates an environment that encourages objective oversight of management’s performance and enhances the effectiveness of the Board as a whole.
We have a separate chair for each committee of the Board. The chairs of each committee are expected to report regularly to the Board on the activities of their committee in fulfilling their responsibilities as detailed in their respective charters or specify any shortcomings should that be the case.
Risk Oversight
Our Board is responsible for the general oversight of risks that affect us. Our Board receives regular reports on our operations from our CEO, as well as other members of management. Our Board reviews these reports and makes inquiries in their business judgment.
Our Board also fulfills its oversight role through the operations of its various committees, including our audit committee. Our Board receives periodic reports on each committee’s activities. Our audit committee has responsibility for risk oversight in connection with its review of our financial reports filed with the SEC. Our audit committee receives reports from our Chief Financial Officer and our independent auditors in connection with the review of our quarterly and annual financial statements regarding significant financial transactions, accounting and reporting matters, critical accounting estimates and management’s exercise of judgment in accounting matters. When reporting on such matters, our independent auditors also provide their assessment of management’s report and conclusions.

Director Independence
The Board is currently composed of ten directors, nine of whom qualify as independent directors under applicable Canadian securities laws and Nasdaq requirements.
Of the directors, Richard Glickman (Chair of the Board), Gary Sollis, Franklin M. Berger, Scott Requadt, Sanford Zweifach, Alex Martin, Marella Thorell, Philip Kantoff and Lauren Merendino are considered independent. David R. Parkinson, President and Chief Executive Officer of the Company, is not considered independent.
The size of the Company is such that all the Company’s operations are conducted by a small management team which is also represented on the Board. The Board believes that management is effectively supervised by the nine independent directors, as the independent directors are actively and regularly involved in reviewing the operations of the Company and have regular and full access to management not represented on the Board. The Company encourages the independent judgment of the independent directors by providing direct access to the Company’s auditor and external consultants. The Chairman of the Board facilitates in-camera sessions at Board meetings and the Chairman of the audit committee facilitates in-camera sessions at audit committee meetings.
Composition of the Board is such that the independent directors have significant experience in corporate affairs. As a result, these Board members are able to provide significant and valuable independent supervision over management.
The following directors of the Company are also directors of other reporting issuers as set out below:
Name of Director	Name of Reporting Issuer	Name of Exchange Listed On
Richard Glickman	Eupraxia Pharmaceuticals Inc.	TSX
	enGene Holdings Inc.	Nasdaq
Sanford Zweifach	Compugen Ltd.	Nasdaq
	Carisma Therapeutics Inc.	Nasdaq
Franklin M. Berger	Atea Pharmaceuticals Inc. Kezar Life Sciences Inc. Atreca Inc. Satellos Bioscience Inc.	Nasdaq Nasdaq Nasdaq TSX
Philip Kantoff	Context Therapeutics Inc.	Nasdaq
David Parkinson, Alex Martin, Scott Requadt, Gary Sollis, Marella Thorell and Lauren Merendino do not currently serve on the board of directors of any other reporting issuers.
Director Attendance at Board Meetings
During the year ended September 30, 2023, our Board held four meetings. The audit committee, compensation committee and corporate governance and nomination committee held four, four and two meetings, respectively. The table below provides the attendance record for our directors at the meetings held in the year ended September 30, 2023.

Director	Attendance at Board Meetings	Attendance at Audit Committee Meetings	Attendance at Compensation Committee Meetings	Attendance at Corporate Governance and Nomination Committee Meetings
Richard M. Glickman	4 of 4	N/A	3 of 4	2 of 2
David R. Parkinson	4 of 4	N/A	N/A	N/A
Gary Sollis	4 of 4	4 of 4	N/A	2 of 2
Franklin M. Berger	4 of 4	4 of 4	N/A	1 of 2
Scott Requadt	4 of 4	N/A	4 of 4	N/A
Marella Thorell	4 of 4	4 of 4	N/A	N/A
Alex Martin	4 of 4	N/A	N/A	N/A
Sanford Zweifach	4 of 4	3 of 4	4 of 4	N/A
Philip Kantoff	4 of 4	N/A	N/A	N/A
Lauren Merendino(1)	1 of 1	N/A	N/A	N/A

(1)
Lauren Merendino was appointed to the Board on June 6, 2023.

Director Overboarding Policy
Our overboarding policy now states that subject to such exceptions on a case by case basis as the Corporate Governance and Nomination Committee shall determine, no non-CEO director can serve on more than 5 public company boards (including our Board).
Position Descriptions
The Board has not developed independent written position descriptions for the CEO, the Chairman of the Board and the chairs of each of the committees of the Board. Given the size of the Company, the Board does not feel that it is necessary at this time to formalize such position descriptions. Guidance is generally provided through reference to industry norms, past practice and relying upon the provisions of the constating documents of the Company and the statutory and common law. The CEO is principally responsible for overseeing the operations and affairs of the Company, including strategic organizational and financial management, business development, regulatory compliance and clinical development. The Chairman of the Board is principally responsible for overseeing the operations and affairs of the Board. With respect to the chairs of each of the committees of the Board, it is currently the Board’s view that the general mandates of committees on which such directors may sit are sufficient to delineate the role and responsibilities of the chair of each committee. The chair of each Board committee is required to ensure the committee meets regularly and performs the duties as set forth in the committee mandate and reports to the Board on the activities of the committee.
Orientation and Continuing Education
ESSA will provide new directors with copies of relevant financial, technical and other information regarding its research and development programs.
Board members are also encouraged to communicate with management and the Company’s auditor and to keep themselves current with industry trends and developments. Board members have full access to the Company’s records. The Company will support Board members who wish to engage in ongoing director’s education in particular areas to maintain the skill and knowledge necessary to effectively perform their duties.
Ethical Business Conduct
The Board will from time to time discuss and emphasize the importance of matters relating to conflicts of interest, protection and proper use of corporate assets and opportunities, confidentiality of corporate information, compliance with laws and the reporting of any illegal or unethical behavior. ESSA has adopted the Code of Conduct which may be obtained from the Company’s website at www.essapharma.com.
It is recognized within the Code of Conduct that in certain situations, compliance may be difficult to monitor. The Code of Conduct sets out a framework for compliance. A compliance officer is appointed by the Board to deal with questions or concerns relating to compliance that cannot be dealt with by management. The Board has also adopted a Whistle Blower Policy which sets forth the procedures for (i) the receipt, retention and treatment of complaints and concerns regarding accounting, internal accounting controls and auditing matters; and (ii) the confidential and anonymous submission of complaints or concerns regarding questionable accounting or auditing matters.
In considering transactions and agreements in respect of which a director or executive officer has a material interest, the Board ensures that the individual director or executive officer abstains from the discussion and conclusion with respect to the transaction or agreement, as the case may be.
The Company is committed to maintaining the highest standards of corporate governance and this philosophy is continually communicated by the Board to management which in turn is emphasized to the employees of the Company on a continuous basis.
Assessments
The Board and each individual director are regularly assessed on effectiveness and contribution. The assessment considers and takes into account:
•
in the case of the Board, its mandate; and

•
in the case of an individual director, attendance at Board and committee meetings, the competencies and skills each individual director is expected to possess and experience relevant to the Company at its current stage of development.

For further information, see director nominee considerations under heading “Board Committees.”
Compensation
The CEO’s compensation is determined by the Board (excluding the CEO), based on the recommendation of the compensation committee. The compensation committee, in making its recommendations regarding the CEO’s compensation, reviews and considers the Company’s corporate goals and objectives as well as performance.
For further information, see heading “Executive Compensation.”
Board Committees
The Board believes that its proper governance and effectiveness in carrying out its duties is greatly enhanced by the use of committees. To assist in the discharge of its responsibilities, the Board has designated three standing committees: the audit committee, the compensation committee and the corporate governance and nomination committee.
Audit Committee
The audit committee is comprised of Franklin Berger (Chair), Gary Sollis, Sanford Zweifach and Marella Thorell, all of whom are “audit committee financial experts” as that term is defined in the rules and regulations established by the SEC and are “financially literate” as defined in National Instrument 52-110 Audit Committees (“NI 52-110”). Each member of the audit committee is considered independent pursuant to NI 52-110, the rules of the Nasdaq and Rule 10A-3 under the Exchange Act. We understand that certain proxy advisory firms may deem Ms. Thorell not independent pursuant to their standards based on her service as Realm Therapeutics plc’s Chief Financial Officer and Chief Operating Officer until ESSA’s acquisition of Realm in July 2019. The Company applies independence tests set out in NI 52-110 and the rules of the Nasdaq based on a three-year threshold, whereas certain proxy advisory firms apply an independence test based on a five-year threshold. Ms. Thorell is expected to become an independent director under the latter standard in July 2024. A description of the education and experience of each audit committee member that is relevant to the performance of their responsibilities as an audit committee member may be found in this proxy statement under the heading “Election of Directors — Director Biographies.”
The audit committee is responsible for reviewing the Company’s financial reporting procedures, internal controls and the performance of the financial management and the Company’s auditor. The audit committee also reviews the annual audited financial statements and makes recommendations to the Board. The audit committee charter can be found on the Company’s website at www.essapharma.com.
Compensation Committee
The compensation committee is composed of Scott Requadt (Chair), Richard Glickman and Sanford Zweifach. Scott Requadt, Richard Glickman and Sanford Zweifach are considered independent pursuant to NI 52-110 and the rules of the Nasdaq. See the heading “Election of Directors — Director Biographies” in this proxy statement for a description of the education and experience of each of the members of the compensation committee that is relevant to their performance as a compensation committee member. Each of the members of the Compensation Committee is familiar with designing and reviewing executive compensation packages through his roles within those companies described under the heading “Election of Directors- Director Biographies.” The compensation committee determines compensation levels with reference to third party compensation surveys and other comparable information, to ensure an objective process is taken in determining such compensation levels. The compensation committee charter can be found on the Company’s website at www.essapharma.com.
The compensation committee is responsible for reviewing the compensation plans and severance arrangements for management, to ensure they are commensurate with comparable companies. The compensation committee:
•
reviews and makes recommendations to the Board about the objectives, performance and compensation of the CEO;

•
reviews the recommendations of the CEO regarding:

•
compensation of the senior executive officers of the Company who report to the CEO;

•
the compensation policy of the Company, including internal structure, annual review and relationship to market levels and changes to ensure the relationship between senior management performance and compensation is appropriate; and

•
significant changes in Company’s benefit plan and human resources policies with emphasis on overall strategy and programs relating to the recruitment, development and retention of personnel;

•
approves the issuance of stock options to employees, consultants and directors within the parameters set by the Board; and

•
reviews overall compensation programs.

Factors that are taken into consideration when making compensation decisions include:
•
the financial resources available or expected to be available to the Company;

•
comparative compensations levels for companies of ESSA’s size in the biopharmaceutical industry;

•
the capabilities of individual contributors to the Company’s success;

•
the reasonable compensation expectations of the individual contributor; and

•
relative equity with other ESSA contributors.

The compensation committee members have the necessary expertise to enable them to make decisions on the suitability of the Company’s policies and practices. All members of the board have significant experience in the pharmaceutical industry and on other boards. Additionally, Scott Requadt and Sanford Zweifach have direct experience relevant to their responsibilities on the compensation committee as they currently serve, or have served in the past, on compensation committees of other publicly traded companies and are familiar with remuneration in ESSA’s industry. The Board is satisfied that the composition of the compensation committee ensures an objective process for determining compensation.
Corporate Governance and Nomination Committee
The corporate governance and nomination committee is composed of Gary Sollis (Chair), Franklin Berger and Richard Glickman. Each member of the corporate governance and nomination committee is considered independent pursuant to NI 52-110 and the rules of the Nasdaq. See heading “Election of Directors — Director Biographies” below for a description and experience of each of the members of the corporate governance and nomination committee that is relevant to their performance as a corporate governance and nomination committee member. The corporate governance and nomination committee assists the Board in fulfilling its responsibilities in relation to the monitoring and oversight of the quality and effectiveness of the Company’s governance practices.
The corporate governance and nomination committee will, in consultation with the CEO, identify and recommend new directors with appropriate skills for the Board. In making its recommendations, the corporate governance and nomination committee will consider the competencies and skills of the existing directors, the competencies and skills of each new nominee and the competencies and skills considered necessary for the Board as a whole. The nomination policy ensures that ESSA identifies nominees for the Board in compliance with applicable securities laws and regulations and exchange requirements.
Director nominees will be recommended for the Board’s selection by a minimum of five independent directors constituting a majority of the Board’s independent directors in a vote in which only independent directors participate. The term “independent director” has the meaning given to such term in the listing standards of the Nasdaq. In making nominee recommendations, such independent directors will consider:
(a)
the competencies and skills considered necessary for the Board as a whole to possess;

(b)
the competencies and skills that each existing director possesses;

(c)
the competencies and skills each new nominee will bring to the Board; and

(d)
whether the nominee will be an independent director.

In addition, such independent directors will consider whether each new nominee can devote sufficient time and resources to his or her duties as a member of the Board. The corporate governance and nomination committee charter can be found on the Company’s website at www.essapharma.com.
Other Board Committees
The Board has from time to time designated, and may in the future designate, ad-hoc committees to assist in the discharge of its responsibilities.
Director Term Limits
The Company has not adopted term limits for directors on the Board. It is the Company’s view that the membership of its Board, including the retirement of directors, is best assessed by the Board in consideration of a variety of factors, including individual director performance and the existing mix of skills and experience of the members of the Board. The Company believes that the implementation of term limits could require directors to retire, even when doing so would not be in the best interests of the Company, taking into account the overall composition of the Board and a particular director’s skills and experience.
Gender Diversity
The Board has adopted a written policy relating to the gender diversity of its directors and executive officers. The Company values diversity of view, experience, skillset, gender and ethnicity as it believes this results in better leadership and decision making for its business. Pursuant to such policy, gender diversity is one factor that is taken into account in identifying and selecting Board members and in considering the hiring, promotion and appointment of executive officers. The Company does not have specific targets respecting representation on its Board or in executive officer positions based on any particular personal experience or characteristic, including gender. Instead, the Company focuses on choosing the most appropriate candidate for the position, having regard to the experience, skillset, gender, ethnicity and other personal characteristics of both the candidate and, as applicable, the Board and executive team as a whole. In conducting its search processes for Board and executive officer appointments, the Company will review the extent to which its current appointees reflect gender diversity, and in assessing the appropriateness of candidates for those appointments, will consider the desirability of an increased level of representation of females relative to the level attained as at the date of the gender diversity policy. The Board will consider the Company’s progress towards achieving the objectives of the gender diversity policy, as well as the effectiveness of the policy, in connection with its continuing mandate to consider the composition of the Board. As at the date of this proxy statement, Marella Thorell and Lauren Merendino are currently the females on the Board, representing 20% of the Company’s directors, and Dr. Alessandra Cesano is the only female executive officer, representing 25% of the Company’s executive officers.
Board Diversity Matrix
Members of our Board self-identify as set forth in the table below:
Board Diversity Matrix for ESSA Pharma Inc.
Total Number of Directors	As of January 26, 2024 10				As of January 24, 2023 9
	Female	Male	Non- Binary	Did Not Disclose Gender	Female	Male	Non- Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	8			1	8
Part II: Demographic Background
Hispanic or Latinx		1				1
White	2	8			1	8
Two or More Races or Ethnicities		1				1
Communications with the Board
Shareholders and other interested parties may contact any member (or all members) of our Board (including, without limitation, the non-management directors as a group), any committee of our Board or the chair of any such committee. Written correspondence may be sent addressed to our Board, any committee or any individual director, c/o Chief Financial Officer, ESSA Pharma Inc., Suite 720, 999 West Broadway, Vancouver, BC Canada, V5Z 1K5.
PROPOSALS TO BE VOTED ON
Proposals 1, 2, 3, 4 and 5 are included in this proxy statement at the direction of our Board. Our Board unanimously recommends that you vote “FOR” Proposal 1, “FOR” all of the nominees in Proposal 2, “FOR” Proposal 3, “FOR” Proposal 4 and “FOR” Proposal 5.

PROPOSAL 1 — SETTING THE NUMBER OF DIRECTORS
The articles of the Company set out that the number of directors of the Company will be a minimum of three and a maximum of the most recently set of (i) the number of directors set by ordinary resolution, and (ii) the number of directors set in the event that the places of any retiring directors are not filled by an election at a meeting of shareholders. At the Meeting, the shareholders will be asked to pass an ordinary resolution setting the number of directors of the Company at ten.
To be approved, the resolution must be passed by a majority of the votes cast by the holders of Common Shares at the Meeting.
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” SETTING THE NUMBER OF DIRECTORS OF THE COMPANY AT TEN.

PROPOSAL 2 — ELECTION OF DIRECTORS
The term of office of each of the ten current directors will end at the conclusion of the Meeting. Unless a director’s office is vacated earlier in accordance with provisions of the BCBCA, each of the ten directors elected will hold office until the conclusion of the next annual meeting of the Company, or if no director is then elected, until a successor is elected.
Nominees
The following table sets out, among other things, the names of management’s ten nominees for election as directors, all major offices and positions with the Company each now holds, each nominee’s principal occupation, business or employment, the period of time during which each has been a director of the Company and the number of Common Shares of the Company beneficially owned by each, directly or indirectly, or over which each exercised control or direction, as of the Record Date:
Name, Country of Residence and Position	Principal Occupation or Business or Employment(1)	Period as a Director of the Company	Common Shares Beneficially Owned, Controlled or Directed(1)
David R. Parkinson California, United States of America President, Chief Executive Officer and Director
President and Chief Executive Officer, ESSA Pharma Inc. (January 7, 2016 — Present)
Director, ESSA Pharma Inc. (June 24, 2015 — Present)
Director, CTI BioPharma Corp. (June 2017 — June 2023)
Director, Tocagen Inc. (May 2015 — February 2020)
Director, 3SBio Inc. (May 2015 — June 2021)
		Since June 2015	2,104,764(2)
Richard M. Glickman(3)(6) British Columbia, Canada Chairman of the Board
Chairman of the Board, ESSA Pharma Inc (October 2010 — Present)
Director, enGene Holdings Inc. (Present)
Director, Eupraxia Pharmaceuticals Inc. (March 2021 — Present)
Chairman of the Board, Aurinia Pharmaceuticals Inc. (February 2014 — April 2019)
Chief Executive Officer, Aurinia Pharmaceuticals Inc. (February 2017 — April 2019)
Director, Correvio Pharma Corp. (September 2013 — May 2019)
Venture Partner, Lumira Ventures (March 2016 — Present)
		Since October 2010	193,410(4)
Gary Sollis(5)(6) British Columbia, Canada Director	Director, ESSA Pharma Inc. (April 26 2012 — Present) Partner, Dentons Canada LLP (May 1995 — Present)	Since April 2012	106,000(7)
Franklin M. Berger(5)(6) New York, United States of America Director
Director, ESSA Pharma Inc. (March 2015 — Present)
Director, Satellos Bioscience Inc. (August 2023 — Present)
Director, Rain Therapeutics Inc. (May 2020 — January 2024)
Director, Kezar Life Sciences Inc. (January 2016 — Present)
Director, ATEA Pharmaceuticals, Inc.
(September 2019 — Present)
Director, Atreca, Inc. (October 2014 — Present)
Director, Bellus Health, Inc.
		Since March 2015	848,197(8)

Name, Country of Residence and Position	Principal Occupation or Business or Employment(1)	Period as a Director of the Company	Common Shares Beneficially Owned, Controlled or Directed(1)

(May 2010 — June 2023)
Director, Proteostasis Therapeutics, Inc.
(February 2016 — December 2020)
Director, Tocagen Inc. (December 2015 — 2020)
Director, Immune Design Corp. (March 2014 — June 2019)
Director, Five Prime Therapeutics, Inc.
(October 2010 — March 2021)

Scott Requadt(3) Massachusetts, United States of America Director
Director, ESSA Pharma Inc. (January 14, 2016 — Present)
Chief Executive Officer, Talaris Therapeutics, Inc. (November 2018 — May 2023)
Venture Partner, Blackstone Life Sciences
(November 2018 — December 2020)
Managing Director, Clarus Ventures, LLC
(acquired by Blackstone Life Sciences)
(September 2005 — November 2018)
		Since January 2016	136,002(9)
Marella Thorell(5) Pennsylvania, United States of America Director
Director, ESSA Pharma Inc. (July 31, 2019 — Present)
Chief Financial Officer, Evelo Biosciences, Inc
(September 2022 — December 2023)
Chief Accounting Officer; Head of Finance, Centessa Pharmaceuticals (April 2021 — July 2022; January 2021 — April 2021)
Chairperson of the Board, Vallon Pharmaceuticals (May 2022 — April 2023)
Director, Vallon Pharmaceuticals (February 2021 — April 2023)
Chief Financial Officer, Palladio Biosciences
(October 11, 2019 — December 2020)
Chief Financial Officer and Chief Operating
Officer, Realm Therapeutics plc
(December 2016 — July 2019)
Chief Financial Officer, PuriCore (March 2013 — December 2016)
		Since July 2019	91,881(10)
Alex Martin New Jersey, United States of America Director
Director, ESSA Pharma Inc. (July 31, 2019 — Present)
Chief Executive Officer, Abcuro (October 2023 — Present)
Chief Executive Officer, Palladio Biosciences (August 2019 — October 2023)
Chief Executive Officer, Realm Therapeutics plc (June 2015 — August 2019)
		Since July 2019	103,229(11)
Sanford Zweifach(3)(5) California, United States of America Director
Director, ESSA Pharma Inc. (July 31, 2019 — Present)
Chairman of the Board, Carisma Therapeutics (November 2021 — Present)
Executive Chairman, Janpix Inc. (December 12, 2019 — Present)
Director, Compugen Ltd. (June 2018 — Present)
Chairman of the Board, Palladio Biosciences (April 2019 — February 2021)
		Since July 2019	89,000(12)

Name, Country of Residence and Position	Principal Occupation or Business or Employment(1)	Period as a Director of the Company	Common Shares Beneficially Owned, Controlled or Directed(1)

Co-Founder and Senior Advisor, Nuvelution Pharma Inc. (June 2015 — December 2020)
Chairman of the Board, Acting President and Chief Business Officer, IMIDomics SL (December 2019 — Present)
Chief Executive Officer, Nuvelution Pharma Inc. (November 2015 — December 2020)

Philip Kantoff Boston, United States of America Director	Co-Founder and Chief Executive Officer, Convergent Therapeutics Inc. (July 2021 — Present) Director, Context Therapeutics (December 2019 — Present)	Since September 2022	25,000(13)
Lauren Merendino California, United States of America Director
Chief Commercial Officer, Day One Biopharmaceuticals (June 2023 — Present)
Chief Commercial Officer, Myovant Sciences Ltd. (April 2021 — April 2023)
Vice President Sales and Marketing, Genentech Inc. (September 2009 — April 2021)
		Since June 2023	12,500(14)

(1)
The information as to principal occupation, business or employment (for the preceding five years for any new director) and Common Shares beneficially owned, controlled or directed is not within the knowledge of the management of the Company and has been furnished by the respective nominees themselves. Beneficial ownership is determined in accordance with applicable Canadian and U.S. securities laws.

(2)
Consists of (i) 65,765 Common Shares and (ii) 2,038,999 Common Shares pursuant to options exercisable within 60 days of the Record Date held by Dr. Parkinson.

(3)
Member of the compensation committee.

(4)
Consists of (i) 47,950 Common Shares and (ii) 137,000 Common Shares pursuant to options exercisable within 60 days of the Record Date held by Dr. Glickman and (iii) 8,460 Common Shares indirectly held in the name of his spouse.

(5)
Member of the audit committee.

(6)
Member of the corporate governance and nomination committee.

(7)
Consists of 106,000 Common Shares pursuant to options exercisable within 60 days of the Record Date held by Mr. Sollis.

(8)
Consists of (i) 784,404 Common Shares and (ii) 63,793 Common Shares pursuant to options exercisable within 60 days of the Record Date held by Mr. Berger.

(9)
Consists of (i) 30,002 Common Shares and (ii) 106,000 Common Shares pursuant to options exercisable within 60 days of the Record Date held by Mr. Requadt.

(10)
Consists of (i) 2,881 Common Shares and (ii) 89,000 Common Shares pursuant to options exercisable within 60 days of the Record Date held by Ms. Thorell.

(11)
Consists of (i) 14,299 Common Shares and (ii) 89,000 Common Shares pursuant to options exercisable within 60 days of the Record Date held by Mr. Martin.

(12)
Consists of 89,000 Common Shares pursuant to options exercisable within 60 days of the Record Date held by Mr. Zweifach.

(13)
Consists of 25,000 Common Shares pursuant to options exercisable within 60 days of the Record Date held by Dr. Kantoff.

(14)
Consists of 12,500 Common Shares pursuant to options exercisable within 60 days of the Record Date held by Ms. Merendino.

Other than as disclosed herein, none of the proposed nominees for election as a director of the Company are proposed for election pursuant to any arrangement or understanding between the nominee and any other person, except the directors and senior officers of the Company acting solely in such capacity. See “Share Ownership” above. Further, the corporate governance and nomination committee has reviewed the above proposed nominees for election as a director of the Company and has recommended to the Board that they put each proposed nominee up for election as a director of the Company at the Meeting.
Director Biographies
David R. Parkinson President, Chief Executive Officer and Director
Dr. David Parkinson has served as a director of the Company since June 24, 2015 and has been employed full time as the President and Chief Executive Officer of the Company since January 7, 2016. He is responsible for the management of the Company, developing objectives, strategy and standards of performance, securing and leading a team of professionals and directing them to deliver the required performance. Dr. Parkinson has more than 30 years of experience in clinical oncology development. Prior to joining ESSA, Dr. Parkinson was a Venture Partner at New Enterprise Associates, Inc. and served as the President and CEO of Nodality, Inc., a biotechnology company developing human cell-based translational diagnostic tools. Throughout his career, Dr. Parkinson has held senior roles in clinical oncology development at a number of pharmaceutical and biotech companies, including Biogen, Amgen and Novartis, and has overseen the successful clinical development of a series of cancer therapeutics, including Gleevec, Zometa, Femara and Vectibix. Dr. Parkinson previously served on the Board of CTI Biopharma, Inc. and currently serves as Director on the Board of privately held Angiocrine Bioscience Inc. Dr. Parkinson received his M.D. from the University of Toronto, has previously held academic positions at Tufts and the University of Texas MD Anderson Cancer Center, and has served as Chief of the Investigational Drug Branch and acting Associate Director of the Cancer Therapy Evaluation Program of the National Cancer Institute. He has authored over 100 peer-reviewed publications and is a recipient of the FDA’s Cody Medal.
Richard M. Glickman, Chairman of the Board
Dr. Glickman has served as the founding Chairman of the Board of the Company since October 2010 and is one of Canada’s best known and most successful healthcare entrepreneurs. Dr. Glickman was the co-founder, CEO and chairman of Aurinia Pharma Corp., until his retirement in 2019. He also serves as Chairman of the Board of enGene Holdings Inc. and a Director of Eupraxia Pharmaceuticals. His previous roles include: co-founder, Chairman and CEO of Aspreva Pharmaceuticals and co-founder and CEO of StressGen Biotechnologies Corporation. In addition to his corporate roles, Dr. Glickman has served on numerous biotechnology and community boards including Life Sciences B.C., the Canadian Genetic Disease Network and the Canadian National Biotechnology Advisory Committee. In 2004, Dr. Glickman received the Ernst & Young Entrepreneur of the Year Award, British Columbia’s Top 40 under 40 Award for Entrepreneurs and the Corporate Leadership Award from the Lupus Foundation of America.
Gary Sollis, Director
Gary Sollis has served as a director of the Company since April 2012 and is a partner at the law firm of Dentons Canada LLP, where he represents clients in the areas of corporate and securities law, with a focus on acquisitions, financings and reorganizations. Mr. Sollis has acted for a variety of public and private companies in financing transactions, including public offerings, private placements of debt and equity, special warrant financings and public and private limited partnership offerings. Throughout his career, Mr. Sollis has also assisted clients with takeover bids, mergers, proxy contests, spin-offs, joint ventures and acquisitions of private businesses.
Franklin M. Berger, Director
Franklin Berger has served as a director of the Company since March 2015 and currently serves on the Board of Directors of Satellos Bioscience Inc., Atreca, Inc., Kezar Life Sciences, Inc. and ATEA Pharmaceuticals. Mr. Berger spent 12 years in sell-side equity research, most recently as a Managing Director, U.S. Equity Research at J.P. Morgan Securities, Inc., where he was involved with the issuance of over $12 billion in biotechnology company equity or equity-linked securities covering 26 publicly traded biotechnology companies. Mr. Berger has participated in several notable biotechnology financings, including Genentech’s initial public offering, the first large Celgene Corporation financings as well as financings of several large-cap companies in their rapid growth phase. Mr. Berger began his career as a sell-side analyst at Josephthal & Co. and Salomon Smith Barney. Mr. Berger received a B.A. in International Relations from Johns Hopkins University, an M.A. in International Economics from Johns Hopkins University School of Advanced International Studies and an M.B.A. from Harvard University.
Scott Requadt, Director
Scott Requadt has served as a director of the Company since January 2016. Mr. Requadt has over 22 years of operating and investment experience in the pharmaceutical industry. Until May 2023 he was Chief Executive Officer of Talaris Therapeutics, a publicly traded cell therapy company. Previously, he was a Managing Director at Clarus (now Blackstone Life Sciences), where he sourced, lead and managed multiple investments for Clarus, spanning therapeutics to medtech and diagnostics. He previously served on the Boards of Edev S.a.r.l., Avrobio, VBI Vaccines and TyRx, Inc. Prior to joining Clarus in 2005, Scott was Director, Business Development of TransForm Pharmaceuticals, Inc until it was acquired by Johnson & Johnson. Prior to TransForm, Mr. Requadt was an M&A attorney at the NYC-based law firm of Davis Polk & Wardwell, where he represented numerous private equity, pharma and technology clients. Previously, Mr. Requadt was a law clerk for a senior judge at the Supreme Court of Canada. Mr. Requadt holds a B.Com (Economics & Finance) from McGill University (First Class Honors), a LLB (JD) from University of Toronto and an M.B.A. from Harvard Business School, where he was a Baker Scholar.
Marella Thorell, Director
Ms. Thorell has been a member of ESSA’s board since 2019 and was Chief Financial Officer of Evelo Biosciences, Inc., a clinical stage biotechnology company developing a novel platform of orally delivered medicines acting on the small intestinal axis, SINTAX, with systemic therapeutic effects through December 2023. Ms. Thorell has more than 25 years of experience in finance and operations. Prior to Evelo, Ms. Thorell served as Chief Accounting Officer at Centessa Pharmaceuticals plc (Nasdaq: CNTA) where she led the establishment of Centessa’s finance operations, its public company readiness activities in connection with its initial public offering and oversaw finance and accounting operations. Prior to that, she was the Chief Financial Officer of Palladio Biosciences Inc., before its acquisition by Centessa. Previously, Ms. Thorell served as Chief Financial Officer, Chief Operating Officer and Executive Director of Realm Therapeutics plc (“Realm”) until the company was acquired by ESSA in 2019. At Realm, Ms. Thorell was responsible for in-licensing and out-licensing assets, and capital strategy to fund growth and clinical development. Ms. Thorell began her career and earned her CPA at Ernst & Young, LLP. Subsequently, she worked for Campbell Soup Company in finance and operational roles of increasing responsibility and served as an executive consultant focusing on financial and human capital projects. Ms. Thorell earned a B.S.in Business from Lehigh University, magna cum laude. Ms. Thorell served as a Director of Vallon Pharmaceuticals, including as Board Chair and Audit Committee Chair at different points during her tenure, from February 2021 until its merger with GRI Bio, Inc. in April 2023.
Alex Martin, Director
Alex Martin has served as a director of the Company since July 2019 and is currently the Chairman of Veralox Therapeutics, the Chairman of Invaria Biotherapeutics and Chief Executive Officer of Abcuro, a clinical stage biopharmaceutical company targeting cytotoxic T cells in autoimmune diseases. Mr. Martin brings more than 25 years of experience in senior executive roles in the life science industry, with a focus on business development, operations and raising capital. Previously, Mr. Martin served as Chief Executive Officer at Palladio Biosciences which was acquired by Centessa Pharmaceuticals, and prior to that he was Chief Executive Officer of Realm Therapeutics until acquired by ESSA. In his career he has served as Chief Executive Officer of Affectis Pharmaceuticals, President of moksha8, Chief Operating Officer of Intercept Pharmaceuticals and Chief Finance Officer at Bioxell. Mr. Martin began his career at SmithKline Beecham Pharmaceuticals where he held roles of increasing responsibility in marketing and strategic product development, and later joined Novartis as Vice President, Global Business Development & Licensing.

Mr. Martin is a guest lecturer at Wharton and Columbia Business School on biotech, entrepreneurship and financing. Mr. Martin holds a B.A. from Cornell University and an M.B.A. from Harvard.
Sanford Zweifach, Director
Sanford Zweifach has served as a director of the Company since July 2019. Mr. Zweifach is the Acting President and CBO of IMIDomics, Inc. He is also a Non-Executive Board Member of Compugen, Inc., Chair of Carisma Therapeutics, Inc. and Executive Chair of Kaerus Biosciences, Ltd. In Mr. Zweifach’s 30 years in the biotech industry he has sat on numerous other public and private boards. Mr. Zweifach was the Co-Founder and Chief Executive Officer of Nuvelution Pharma, Inc., the Co-founder and CEO of Ascendancy Healthcare, Inc., and a Partner at Reedland Capital Partners. Previously, Mr. Zweifach served as CEO of Pathways Diagnostics, Managing Director and CFO of Bay City Capital and President and CFO of Epoch Biosciences, which was acquired by Nanogen. Mr. Zweifach received his B.A. in Biology from UC San Diego and an M.S. in Human Physiology from UC Davis.
Philip Kantoff, Director
Dr. Philip Kantoff has served as a director of the Company since September 2022. He is a director of Context Therapeutics Inc and currently serves as the Chief Executive Officer and Co-founder of Convergent Therapeutics, where he spearheads the development of precision radiopharmaceuticals for prostate cancer treatment. Previously, Dr. Kantoff served as Chairman of the Department of Medicine at Memorial Sloan Kettering Cancer Center (MSK), managing more than 500 physicians and physician-scientists, while caring for patients, running a funded laboratory and developing improved cancer therapies. Prior to MSK, Dr. Kantoff was Professor of Medicine at Harvard Medical School and the Jerome and Nancy Kohlberg Chair at Harvard Medical School, Director of the Lank Center for Genitourinary Oncology at the Dana-Farber Cancer Institute and Division Head of Solid Tumor Oncology, serving as principal investigator in significant trials developing new therapeutic targets for patients with advanced prostate cancer. During this time, Dr. Kantoff conducted laboratory research focused on the genetic epidemiology of prostate cancer, mechanisms of resistance, the role of noncoding RNAs in prostate cancer and the discovery of biomarkers as potential prognostic tools and/or therapeutic targets. Dr. Kantoff earned both his undergraduate and medical degrees from Brown University and is board certified in internal medicine and medical oncology. He has written more than 500 articles and books and is the recipient of numerous awards celebrating his research and clinical skills.
Lauren Merendino, Director
Ms. Merendino has been a part of ESSA’s board since June 2023. Ms. Merendino recently joined Day One Biopharmaceuticals as Chief Commercial Officer, prior to which she was Chief Commercial Officer at Myovant Sciences. In that role, she led initiatives at the organization including sales, marketing, market access and analytics to drive the successful launches of two products across three indications within two years’ time. Previously, Ms. Merendino served as the Vice President of Neurological Rare Diseases at Genentech, Inc., where she led a cross-functional team to launch products in the neurological rare disease therapeutic area and collaboration efforts across marketing, medical affairs and government affairs. Ms. Merendino also held positions of increasing authority at Genentech across sales, marketing and strategy, with a focus in oncology. Throughout her career, she has built broad experience in national sales, marketing, as well as commercial strategies for molecules in early development and business development deals. She earned her B.S. degree in Microbiology from Pennsylvania State University and her M.B.A. in Marketing and Management from New York University.
Majority Voting Policy
The Company has adopted a majority voting policy (the “Policy”). Pursuant to the Policy, shareholders vote for the election of individual directors rather than for a fixed slate of directors. Further, in an uncontested election of directors, the votes cast in favor of the election of a director nominee must represent a majority of the shares voted and withheld for the election of the director. If that is not the case, that director must tender his or her resignation to the Chairman of the Board immediately. The Board will promptly consider such tendered resignation and the action to be taken with respect to such tendered resignation. Absent exceptional circumstances, the Board will be expected to accept the resignation tendered pursuant to the Policy, which will be effective on such date. Following the Board’s decision with respect to the tendered resignation, the Board must promptly disclose such decision via press release.
Advance Notice Policy
Our articles include an advance notice policy for the nomination for election of directors (the “Advance Notice Policy”). The Advance Notice Policy provides that any shareholder seeking to nominate a candidate for election as a director (a “Nominating Shareholder”) at any annual meeting of the shareholders, or at any special meeting of shareholders if one of the purposes for which the special meeting was called was the election of directors, must give timely notice thereof in proper written form to our Chief Financial Officer.
To be timely, a Nominating Shareholder’s notice must be made: (i) in the case of an annual meeting of shareholders (including an annual and special meeting), not less than thirty (30) days prior to the date of the annual meeting of shareholders; provided, however, that in the event that the annual meeting of shareholders is to be held on a date that is less than fifty (50) days after the date on which the first public announcement of the meeting was made, notice by the Nominating Shareholder may be made not later than the close of business on the tenth (10th) day following the date of such first public announcement; and (ii) in the case of a special meeting of shareholders (which is not also an annual meeting) called for the purpose of electing directors (whether or not called for other purposes), not later than the close of business on the fifteenth (15th) day following the day on which the first public announcement of the date of the special meeting of shareholders was made. The articles also prescribe the proper written form for a Nominating Shareholder’s notice.
The Chair of the meeting shall have the power and duty to determine whether a nomination was made in accordance with the notice procedures set forth in the articles and, if any proposed nomination is not in compliance with such provisions, the discretion to declare that such defective nomination will be disregarded.
Notwithstanding the foregoing, the Board may, in its sole discretion, waive any requirement in the Advance Notice Policy.
Cease Trade Orders and Bankruptcies
No proposed director of the Company is, as of the date of this proxy statement, or has been, within the ten years prior to the date hereof, a director or chief executive officer or chief financial officer of any company (including the Company) that: (i) was subject to an order that was issued while the proposed director was acting as a director, chief executive officer or chief financial officer; or (ii) was subject to an order that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer. For the purposes hereof, “order” means: (i) a cease trade order; (ii) an order similar to a cease trade order; or (iii) an order that denied the relevant company access to any exemption under securities legislation that was in effect for a period of more than 30 consecutive days.
No proposed director of the Company is, at the date of this proxy statement, or has been within ten years before the date of this proxy statement, a director or executive officer of any company (including the Company) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.
Penalties and Sanctions
No proposed director of the Company has been subject to any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority, or has been subject to any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable securityholder in deciding whether to vote for a proposed director.

Individual Bankruptcies
No proposed director of the Company has, within the ten years before the date of this proxy statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director.
Certain Relationships and Related Transactions
Other than as discussed below and the compensation arrangements discussed under “Executive Compensation,” since October 1, 2023, there have not been any transactions to which we are a party, nor are there any proposed transactions to which we would be a party, with related parties and which we are required to disclose pursuant to the rules of the SEC and the CSA.
Indebtedness of Directors, Executive Officers and Employees
None of our directors, executive officers, employees, former directors, former executive officers or former employees and none of their associates, is indebted to us or another entity whose indebtedness is the subject of a guarantee, support agreement, letter of credit or other similar agreement or understanding provided by us.
Policy Regarding Related Party Transactions
All transactions (or series of transactions) exceeding $120,000 between us and our officers, directors, any person known to be the beneficial owner of more than 5% of the Common Shares and any of their affiliates or immediate family members must comply with our Related Person Transactions Policy (the “Related Person Transactions Policy”), which is posted on our website at www.essapharma.com. Under the Related Person Transactions Policy, all Related Person Transactions (as defined therein) must be approved by the disinterested members of the Company’s corporate governance and nomination committee. All directors and executive officers are also compelled under the Related Person Transactions Policy to annually complete, sign and submit questionnaires that are designed to identify actual and potential conflicts of interest, related persons and any related person transactions. The Related Person Transactions Policy was adopted after the Company no longer qualified as a Foreign Private Issuer under the Exchange Act.
Interests of Management and Others in Material Transactions
Other than as described above and elsewhere in this proxy statement, there are no material interests, direct or indirect, of any of our directors or executive officers, any shareholder that beneficially owns, or controls or directs (directly or indirectly), more than 10% of any class or series of our outstanding voting securities, or any associate or affiliate of any of the foregoing persons, in any transaction within the year ended September 30, 2023 that has materially affected or is reasonably expected to materially affect us or our subsidiaries.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act, as amended, requires directors, executive officers and beneficial owners of more than ten percent (10%) of our Common Shares to file with the SEC reports of ownership and changes in ownership of our Common Shares. Based solely on our review of electronic filings with the SEC of such reports and written representations from our executive officers and directors, we believe that all such reports were submitted on a timely basis during fiscal year 2023, except for a Form 4 reporting one transaction of a disposition of Common Shares filed late by Franklin Berger.
Requirements under the Business Corporations Act (British Columbia)
Pursuant to the BCBCA, directors and officers are required to act honestly and in good faith with a view to the best interests of the Company. Under the BCBCA, subject to certain limited exceptions, a director who holds a disclosable interest in a material contract or transaction into which we have entered or propose to enter shall not vote on any directors’ resolution to approve the contract or transaction. A director or officer has a disclosable interest in a material contract or transaction if the director or officer:
•
is a party to the contract or transaction;

•
is a director or officer, or an individual acting in a similar capacity, of a party to the contract or transaction; or

•
has a material interest in a party to the contract or transaction.

Generally, as a matter of practice, directors or officers who have disclosed a material interest in any contract or transaction that our Board is considering will not take part in any board discussion respecting that contract or transaction. If such directors were to participate in the discussions, they would abstain from voting on any matters relating to matters in which they have disclosed a disclosable interest.
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTORS.

PROPOSAL 3 — ADVISORY VOTE ON THE COMPENSATION
OF OUR NAMED EXECUTIVE OFFICERS
As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act and Section 14A of the Exchange Act, we are providing our shareholders with the opportunity to cast an advisory vote regarding the compensation of our named executive officers as disclosed in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s shareholders the opportunity to endorse or not endorse the Company’s executive pay program and policies through the following resolution:
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the SEC, including the compensation tables and related narrative discussion contained in the proxy statement for the fiscal year that ended September 30, 2023, is hereby approved.”
We believe that our executive compensation program is designed to support the Company’s long-term success.
We urge shareholders to read the “Compensation Overview” portion of this proxy statement and the related narrative and tabular compensation disclosure. The “Compensation Overview” provides detailed information regarding our executive compensation program and policies and procedures, as well as the compensation of our named executive officers.
Adoption of an advisory resolution approving the compensation of the named executive officers as disclosed in this proxy statement requires the affirmative vote of a majority of the votes cast. Abstentions will not be counted as votes cast and will have no effect on the outcome of the voting on this proposal. While this advisory vote on the compensation of our named executive officers is not binding on us, our Board or the compensation committee, we value the opinions of our shareholders. Accordingly, our Board and the compensation committee will consider the outcome of this advisory vote when making future compensation decisions for our named executive officers.
We currently hold our advisory say-on-pay vote every year. It is expected that the next advisory say-on-pay vote will occur at the 2025 annual meeting of shareholders.
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL, ON A NON-BINDING, ADVISORY BASIS, OF THE COMPENSATION PAID TO THE COMPANY’S NAMED EXECUTIVE OFFICERS.

PROPOSAL 4 — APPROVAL OF OMNIBUS INCENTIVE PLAN AMENDMENT
The Proposed Amendment to the ESSA Pharma Inc. 2021 Omnibus Incentive Plan is essential to ESSA’s continued business, because it:
•
allows ESSA to continue granting employee long-term equity incentives that are critical to the success of our business, acceleration of future profitable growth and achievement of stronger returns;

•
directly aligns shareholder and employee/director interests and drives exceptional employee performance to achieve our strategic business priorities; and

•
is critical for ESSA to compete in the market for and attract top talent to fuel our business transformation.

In January 2024, upon recommendation by the Compensation Committee (the “Committee”) and its independent compensation consultant, the Board approved an amendment to the Omnibus Incentive Plan, approving an additional 2,400,000 million shares for issuance under the Omnibus Incentive Plan (the “Proposed Amendment”), subject to shareholder approval. The Omnibus Incentive Plan was originally approved by shareholders at the 2021 annual meeting of shareholders, as permitted by the Nasdaq rules. A summary of the material provisions of the Omnibus Incentive Plan is set forth below.
How Does the Board Recommend that I Vote on this Proposal?
The Board of Directors unanimously recommends that you vote FOR this proposal. Proxies received by the Board will be voted FOR this proposal unless they specify otherwise.
Vote Required for Approval
Under applicable Nasdaq listing standards, applicable law and the Company’s charter and bylaws, a majority of all the votes cast by holders of our common stock (in person via attendance at the virtual meeting or by proxy) is required to approve the Proposed Amendment to the Omnibus Incentive Plan.
Proposal Details
As noted above, our continued ability to grant stock-based incentives to our employees and our non-employee directors directly serves the interests of ESSA’s shareholders. As a result of the limited number of shares remaining available for issuance under the Omnibus Incentive Plan, our projections show that that the current share reserve will not likely be sufficient to cover anticipated new equity grants needed beyond 2024.
In order to have an appropriate supply of shares available for future equity awards to attract, retain and motivate the team responsible for achieving our new strategic business priorities, the Board unanimously recommends that our shareholders approve the Proposed Amendment to the Omnibus Incentive Plan providing for a reserve of an additional 2,400,000 new shares for future stock-based incentives. We expect that this reserve will be sufficient for approximately 2 years, covering grants currently anticipated over the period from 2024 through 2026. As described in this proxy statement, ESSA’s equity grant practices have been appropriate and emphasize variable compensation and equity-based compensation in alignment with the interests of our shareholders. The full text of the Proposed Amendment to the Omnibus Incentive Plan is reflected in Schedule B to these proxy materials. The additional share reserve included in the Proposed Amendment will not become effective until approved by ESSA shareholders.
Omnibus Incentive Plan Highlights and Certain Important Provisions
The Omnibus Incentive Plan contains a number of provisions that the Board believes are consistent with the interests of shareholders and sound corporate governance practices, including the following:
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Overall Share Limit.   The total number of Common Shares reserved under the Omnibus Incentive Plan is 8,410,907 (prior to the amendment set forth in Proposal 4), subject to equitable adjustment in the event of any change in capitalization (including a Change in Control).

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No Liberal Recycling Provisions.   The Omnibus Incentive Plan provides that the following shares shall not be recycled and shall not be made available again for grant under the Omnibus Incentive Plan: (1) those exchanged or withheld by the Company for the payment of an exercise price, base price or purchase price of any other award under the Omnibus Incentive Plan; (2) those exchanged or withheld by the Company to satisfy the tax withholding obligations related to an award; (3) those subject to a SAR that are not issued or delivered upon the net settlement or net exercise of such SAR; and (4) those subject to a related award to the extent the number of shares of the underlying award is exercised.

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No Repricing.   The Company will not reprice any award under the Omnibus Incentive Plan without shareholder approval other than as a result of certain customary capitalization adjustments.

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No Discount Stock Options.   All stock options must have an exercise price equal to or greater than the fair market value of the underlying stock on the date of grant.

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Awards Generally Vest over at Least One Year.   With certain exceptions, awards generally vest over a period of not less than one year from the date of grant, though the vesting of the awards may be accelerated by the Administrator in its discretion.

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Award Clawback.   All awards under the Omnibus Incentive Plan are subject to recovery under any law, government regulation, stock exchange listing requirement, Company recoupment policy or other policy of the Company or its affiliates.

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Change in Control “Double Trigger” Vesting.   The Omnibus Incentive Plan generally imposes “double-trigger” Change in Control vesting for equity awards that are assumed by an acquirer.

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Dividend Treatment.   Except as provided in an applicable award agreement, dividends declared with respect to an award during the period before the award has vested shall only become payable to a participant if (and to the extent) the shares underlying the award vest.

Historical Share Usage
The Company closely manages its “run rate” of awards granted to levels it believes are reasonable while ensuring that its overall compensation program is competitive, relevant and motivational. The Company also strives to maintain a competitive level of dilution and annual share usage.
The Company made stock option grants covering 1,889,646 shares of common stock of the Company in 2021, 1,347,500 shares in 2022 and 300,000 in 2023. These reflect incentive grants made to the expanded senior management team, employees and directors following a series of financings. Certain option grants were made within the terms of the Company’s Existing Option Plan and were determined based on benchmarking of positions by third party consultants to recognized compensation surveys applicable to the Company’s industrial sector and geographical locations. No grants of restricted shares units have been made pursuant to the RSU Plan.
The following chart presents additional information relevant in consideration of this Proposal (determined as of September 30, 2023):
Current Awards Outstanding
Stock Options Outstanding	8,112,774
Weighted Average Exercise Price	$4.97
Weighted Average Remaining Contractual Life of Stock Options	6.68
Unvested Restricted Share Units/Performance Share Units Outstanding	—
Common Shares Remaining for Grant under the Omnibus Incentive Plan	298,133

Share Usage
	2023	2022	2021	Average
Total Common Shares Granted During Fiscal Year (A)	300,000	1,347,500	1,889,646	1,179,049
Basic Weighted Average Common Shares Outstanding (B)	44,089,557	44,038,241	38,480,378	42,202,725
Burn Rate (A/B)	0.68%	3.06%	4.91%	2.88%
SUMMARY OF THE OMNIBUS INCENTIVE PLAN
The following brief summary of the Omnibus Incentive Plan, as amended, is not intended to be exhaustive and is qualified in its entirety by the terms of the Omnibus Incentive Plan, as amended, a copy of which is set forth as Schedule B to this proxy statement.
Administration
The Omnibus Incentive Plan will be administered by the Board or, if applicable, any committee or subcommittee of the Board, or a designee thereof (the “Administrator”). The Administrator shall, subject, in the case of any committee or subcommittee the Board may in the future appoint to administer the Omnibus Incentive Plan to any restrictions on the authority delegated to it by the Board, have the power and authority, without limitation, to:
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determine which eligible recipients will be participants to whom awards will be granted, whether and to what extent awards will be granted and the number of shares (or amount of cash or other property) subject to each award;

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determine the terms and conditions, not inconsistent with the terms of the Omnibus Incentive Plan, of each award, including, as applicable, the restrictions applicable to restricted share awards or restricted share units and the conditions under which such restrictions shall lapse, the other limitations, restrictions, terms and conditions applicable to the grant of awards, the performance goals and periods, if any, applicable to awards, the exercise price of each option and base price of each SAR, the fair market value of an award and the vesting schedule applicable to each award;

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determine the terms and conditions, not inconsistent with the terms of the Omnibus Incentive Plan, which shall govern all written instruments evidencing awards;

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adopt, alter and repeal such administrative rules, guidelines and practices governing the Omnibus Incentive Plan as it shall from time to time deem advisable;

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prescribe, amend and rescind rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws or qualifying for favorable tax treatment under applicable foreign laws; and

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interpret the terms and provisions of the Omnibus Incentive Plan or any award or award agreement in the manner and to the extent the Administrator deems desirable, and exercise all powers and authorities either specifically granted under the Omnibus Incentive Plan or necessary or advisable in the administration of the Omnibus Incentive Plan.

The Administrator may, in its sole discretion, delegate its authority, in whole or in part (including, but not limited to, its authority to grant awards under the Omnibus Incentive Plan, other than its authority to grant awards under the Omnibus Incentive Plan to any participant who is subject to reporting under Section 16 of the Exchange Act) to one or more officers of the Company, subject to the requirements of applicable law or any stock exchange on which the Common Shares are traded.
The Omnibus Incentive Plan and all determinations made and actions taken pursuant thereto shall be governed by and construed in accordance with the laws of the Province of British Columbia, without giving effect to its principles of conflicts of law.

Eligibility and Limitation on Awards to Participants
Eligibility under the Omnibus Incentive Plan is limited to officers, non-employee directors, employees or consultants of the Company and any other corporation or other entity that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with the Company, and who have been selected as participants by the Administrator, subject to certain restrictions necessary to avoid adverse tax consequences under Section 409A of the United States Internal Revenue Code of 1986, as amended (the “Code”).
As of January 16, 2024, the number of such non-employee directors was 9, the number of such employees was approximately 20 and the number of such consultants was approximately 34. The Administrator, in its sole discretion, will determine which eligible recipients are participants in the Omnibus Incentive Plan.
Term
No award shall be granted pursuant to the Omnibus Incentive Plan on or after the tenth anniversary of the Board’s approval of the Omnibus Incentive Plan, but awards theretofore granted may extend beyond that date.
Minimum Vesting Period
The Omnibus Incentive Plan generally provides that, other than awards representing a maximum of five percent (5%) of the Common Shares reserved for issuance under the Omnibus Incentive Plan, all Common Share-settled awards will have a vesting or performance period of at least one (1) year. Notwithstanding the foregoing, the Administrator may accelerate the vesting of or waive restrictions on awards at any time, for any reason.
Securities Subject to the Omnibus Incentive Plan
Subject to customary capitalization adjustments, the number of Common Shares that may be issued under the Omnibus Incentive Plan may not exceed, in the aggregate, 10,810,907 (giving effect to the amendment set forth in Proposal 4), all of which may be issued pursuant to the exercise of incentive stock options within the meaning of Section 422 of the Code (“ISOs”). Any Common Shares subject to an award that is forfeited, canceled, exchanged or surrendered or that otherwise terminates or expires without a distribution of Common Shares shall again be available for grant under the Omnibus Incentive Plan. In addition, with respect to an award that is denominated in Common Shares but paid or settled in cash, the number of Common Shares with respect to which such payment or settlement is made shall again be available for grant under the Omnibus Incentive Plan. Common Shares underlying awards that can only be paid in cash do not count against the overall Omnibus Incentive Plan share limit.
The Omnibus Incentive Plan provides that the following Common Shares shall not be recycled and again made available for grant under the Omnibus Incentive Plan: (1) Common Shares exchanged by a participant or withheld as payment in connection with the exercise of an option or SAR or the payment of any purchase price with respect to any other award under the Omnibus Incentive Plan; (2) Common Shares exchanged by a participant or withheld to satisfy the tax withholding obligations related to any award under the Omnibus Incentive Plan; and (3) the full number of Common Shares underlying a SAR that is settled by the delivery of a net number of Common Shares. Upon the exercise of any award granted in tandem with any other awards, such related awards shall be canceled to the extent of the number of Common Shares as to which the award is exercised.
An equitable substitution or proportionate adjustment shall be made in the event of a change in capitalization, including any (i) merger, amalgamation, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase or other reorganization or corporate transaction or event, (ii) special or extraordinary dividend or other extraordinary distribution (whether in the form of cash, common stock or other property), stock split, reverse stock split, share subdivision or consolidation, (iii) combination or exchange of Common Shares or (iv) other change in corporate structure, which, in any such case, the Administrator determines, in its sole discretion, affects the Common Shares such that an adjustment is appropriate and necessary. The substitution or adjustment shall be made to: the aggregate number of Common Shares reserved for issuance under the Omnibus Incentive Plan; the kind, number of securities subject to, and the exercise price or base price subject to, outstanding stock options and SARs; the kind, number and purchase price of Common Shares or other property (including cash) subject to outstanding restricted shares, restricted share units, share bonuses or other share-based awards granted under the Omnibus Incentive Plan; and the performance goals and performance periods applicable to any awards granted under the Omnibus Incentive Plan. Any fractional shares resulting from the adjustment shall be eliminated unless otherwise determined by the Administrator. Such other equitable substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion. Subject to compliance with Section 409A of the Code, the Administrator may also make amendments to the terms and conditions of outstanding awards, including equitable adjustments to performance goals, in recognition of unusual or infrequent events affecting the Company or an affiliate, or the financial statements of the Company or an affiliate, or in response to changes in applicable laws, regulations, or accounting principles.
Subject to compliance with Section 409A of the Code, the Administrator may, in connection with any event of a change in capitalization described above, also cancel any outstanding award in exchange for (i) consideration (paid in cash or other property) having an aggregate fair market value equal to the difference between (a) the fair market value of the Common Shares, cash or other property covered by such award, less (b) the aggregate exercise price, base price or purchase price thereof, if any, or (ii) for no consideration if the exercise price, base price or purchase price of outstanding award is equal to or greater than the fair market value of the Common Shares, cash or other property covered by such award.
On January 16, 2024, the closing per-share price of the Common Shares on the Nasdaq was $9.14.
Types of Awards
Stock Options
The Omnibus Incentive Plan authorizes awards of stock options, which includes (i) an ISO, and (ii) an option that is not designated as an ISO or that otherwise does not satisfy the requirements to be an ISO (“Nonqualified Share Option”). Subject to the limits of the Omnibus Incentive Plan, the Administrator may grant options for such number of Common Shares and having such terms as the Administrator designates.
Options shall vest and be exercisable in the timeframe determined by the Administrator, which shall be set forth in the applicable option award agreement. No option shall be exercisable after ten years from the date such option is granted.
The exercise price of Common Shares under an option is determined by the Administrator but shall not be less than the fair market value of a Common Share on the date of grant.
Under the Omnibus Incentive Plan, to the extent permitted under applicable law and the relevant option award agreement, the Administrator in its sole discretion may make available one or more of the following alternatives for the payment in whole or in part of the option exercise price (i) payment in cash or its equivalent, (ii) payment in unrestricted Common Shares already owned by the participant, (iii) payment through any means of cashless exercise procedure approved by the Administrator, including the withholding of Common Shares that would otherwise be issuable in connection with the exercise of the option, or (iv) any other form of consideration approved by the Administrator and permitted by applicable laws (or any combination of the foregoing). Options may be exercised in whole or in part by giving written notice under the Omnibus Incentive Plan.
If an option is intended to qualify as and is designated as an ISO, and satisfies the requirements to be an ISO, then the fair market value, determined as of the date of grant, of ISOs that can first become exercisable in any calendar year will not exceed $100,000 with any such excess amount ceasing to constitute an ISO. Any ISO granted to an owner of more than 10% of the total combined voting power of all classes of Company stock will have an exercise price that is not less than 110% of the fair market value of a Common Share on the grant date, and in that case the term of the ISO shall not exceed five years after the grant date.

Share Appreciation Rights (SARs)
The Omnibus Incentive Plan authorizes awards of SARs that are freestanding from an option award or granted in tandem with all or part of an option award. The terms and conditions of a SAR award will be set forth in an applicable award agreement, as determined by the Administrator, in its sole discretion; provided, however, SARs granted in tandem with options will generally be exercisable only at such time or times and to the extent that the options to which they relate are exercisable under the Omnibus Incentive Plan.
A freestanding SAR generally entitles the holder, upon exercise of the SAR, to receive payment up to, but not more than, an amount determined by multiplying (i) the excess of the fair market value of a Common Shares on the date of exercise over the base price established for such SAR on its grant date, by (ii) the number of Common Shares as to which such SAR is being exercised. A SAR granted in tandem with an option award generally entitles the holder, upon exercise, to receive payment up to, but not more than, the number of Common Shares equal in value to the number determined by multiplying (i) the excess of the fair market value of a Common Share as of the date of exercise over the exercise price specified in the related option, by (ii) the number of Common Shares in respect of which the related SAR is being exercised.
The base price for each SAR shall be not less than the fair market value of a Common Shares on the grant date of the SAR. No SAR may be exercised after ten years from the date such SAR is granted.
Restricted Share Awards
The Administrator may, in its sole discretion, provide in the award agreement for a restricted share award for the lapse of restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain performance-related goals, the participant’s termination of employment or service as an officer, director or consultant to the Company or any affiliate thereof, or the participant’s death or Disability.
Each restricted share award shall specify the restricted period(s), the number of restricted shares to be awarded, the price (if any) to be paid by the participant to acquire such shares, the period of time prior to which restricted share awards become vested and free of restrictions on transfer, the performance objectives (if any), and such other terms and conditions as the Administrator determines. Each participant who is granted a restricted share award may, in the Company’s sole discretion, be issued a share certificate, and the Company may require that any such share certificates be held in the Company’s possession until such time as all restrictions applicable to such shares have lapsed. A participant shall forfeit a restricted share award in accordance with the terms of the grant if the restrictions, performance objectives and/or conditions established by the Administrator are not attained.
Except as otherwise provided in an award agreement relating to a restricted share award, the holder of such award shall generally have all rights as a Company shareholder during the restricted period, including, but not limited to, voting rights and the right to receive dividends applicable to all holders of common stock. Notwithstanding the preceding sentence, except as otherwise provided in the applicable award agreement, any dividends declared during the restricted period with respect to the restricted share award shall only become payable if (and to the extent) the underlying restricted shares vest.
Restricted Share Units
The Administrator may, in its discretion, grant restricted share units to participants, either alone or in addition to other awards granted under the Omnibus Incentive Plan, providing the right to receive a Common Shares or an amount in cash equal to the fair market value of a Common Share (or a combination thereof) subject to certain restrictions that lapse at the end of a specified period or periods.
Each restricted share unit award shall be evidenced by an award agreement that shall specify the restricted period(s), the number of restricted share units to be awarded, the price (if any) to be paid by the participant to acquire such restricted share units, the period of time prior to which restricted share units become vested and free of restrictions on transfer, the performance goals (if any) upon whose attainment the restricted period shall lapse in part or full, and such other restrictions, terms and conditions as the Administrator determines. At the expiration of the restricted period, shares may, in the Company’s sole discretion, be issued in uncertificated form. Restricted share units are similar to restricted shares except that no Common Shares are actually awarded to the participant on the grant date of the restricted share units. A participant shall forfeit a restricted stock unit award in accordance with the terms of the grant if the restrictions, performance goals and/or conditions established by the Administrator are not attained.
The holder of a restricted share unit award shall generally have no rights of a shareholder during the restricted period, including voting or dividend or other distribution rights, although, to the extent an award agreement provides for dividend-equivalent rights with respect to dividends declared during the restricted period, any amount payable in respect of such dividend-equivalent rights will be payable only at the time (and to the extent) the Common Shares underlying such restricted share units are delivered to the participant.
Other Share-Based Awards
Subject to the limits described in the Omnibus Incentive Plan, and in addition to the awards described above, the Administrator may issue other share-based awards, either alone or in addition to other awards (other than in connection with options and SARs), as it determines to be in the best interests of the Company. Subject to the provisions of the Omnibus Incentive Plan, the Administrator may determine the individuals to whom and the times at which such other share-based awards shall be granted, the number of Common Shares to be granted pursuant to such other share-based awards, the manner in which such other share-based awards shall be settled (e.g., in Common Shares, cash or other property), or the conditions to the vesting and/or payment or settlement of such other share-based awards (which may include achievement of performance goals) and all other terms and conditions of such other share-based awards.
Any dividend or dividend equivalent awarded in connection with such other share-based award shall be subject to the same conditions, restrictions and risks of forfeiture as the underlying awards to which they relate, and shall, except as otherwise provided in the applicable award agreement, only become payable if (and to the extent) the underlying awards vest.
Share Bonuses
The Administrator may grant bonuses payable in fully vested Common Shares, and the Common Shares constituting such share bonuses shall be delivered to participants as soon as practicable after the date on which such bonuses are payable.
Cash Awards
The Administrator may grant awards that are payable solely in cash and subject to the terms, conditions, restrictions and limitations determined by the Administrator, in its sole discretion. Cash awards may be granted with value and payment contingent upon the achievement of performance criteria.
Transfer of Awards
Generally, until such time as the awards are fully vested and/or exercisable in accordance with the Omnibus Incentive Plan or an award agreement, no award under the Omnibus Incentive Plan may be transferred, except with prior written consent of the Administrator.
Amendment and Termination
The Board can amend, alter or terminate the Omnibus Incentive Plan, but no amendment, alteration or termination shall be made that would materially impair the rights of a participant under any award previously granted without the participant’s consent. Unless the Board determines otherwise, the Board will obtain approval of the Company’s shareholders as required to comply with applicable law or the rules of any stock exchange on which the Company’s Common Shares are traded or other applicable law. The Administrator may amend the terms of any award previously granted, provided that no such amendment shall materially impair the rights of any participant under the Omnibus Incentive Plan without the participant’s consent.

Change in Control
Except as otherwise provided in an applicable award agreement, in the event of a Change in Control (as defined in the Omnibus Incentive Plan), with respect to each outstanding award that is assumed or substituted in connection with a Change in Control, in the event of a termination of a participant’s service to the Company without Cause (as defined in the Omnibus Incentive Plan) during the 24-month period following such Change in Control, on the date of such termination (i) such award shall become fully vested and, if applicable, exercisable, (ii) the restrictions, payment conditions, and forfeiture conditions applicable to any such award granted shall lapse, and (iii) any performance conditions imposed with respect to such awards shall be deemed to be fully achieved at target levels.
With respect to each outstanding award that is not assumed or substituted in connection with a Change in Control, immediately upon the occurrence of the Change in Control, (i) such award shall become fully vested and, if applicable, exercisable, (ii) the restrictions, payment conditions, and forfeiture conditions applicable to any such award granted shall lapse, and (iii) any performance conditions imposed with respect to awards shall be deemed to be fully achieved at target levels.
In the event of a Change in Control, an outstanding award shall be considered to be assumed or substituted for if, following the Change in Control, the award remains subject to terms and conditions that are no less favorable in any respect than those that were applicable to the award immediately prior to the Change in Control except that, if the award related to Common Shares, the award may instead confer the right to receive common stock of the acquiring entity (or such other security as may be determined by the Administrator, in its sole discretion, pursuant to equitable adjustments permitted under the Omnibus Incentive Plan) with an aggregate fair market value that is at least equal to the aggregate fair market value of the Common Shares subject to the award immediately prior to the Change in Control.
Notwithstanding any other provision of the Omnibus Incentive Plan, (i) in the event of a Change in Control, except as would otherwise result in adverse tax consequences under Section 409A of the Code, the Board may, in its sole discretion, provide that each award shall, immediately upon the occurrence of a Change in Control, be canceled in exchange for a payment in cash or securities in an amount equal to (x) the excess of the consideration paid per share in the Change in Control over the exercise or purchase price (if any) per Common Shares subject to the award multiplied by (y) the number of Common Shares granted under the award and (ii) with respect to any award that constitutes a deferral of compensation subject to Section 409A of the Code, in the event of a Change in Control that does not constitute a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Company under Section 409A(a)(2)(A)(v) of the Code and regulations thereunder, such award shall be settled in accordance with its original terms or at such earlier time as permitted by Section 409A of the Code.
Clawback
Each award shall be subject to any applicable recoupment policy maintained by the Company or any of its affiliates as in effect from time to time. Notwithstanding any other provisions in this Omnibus Incentive Plan, any award which is subject to recovery under any law, government regulation, stock exchange listing requirement or policy of the Company or its affiliates, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation, stock exchange listing requirement or policy.
Registration with SEC
We intend to file with the SEC a registration statement on Form S-8 covering the additional 2,400,000 shares of our common stock issuable under the ESSA Pharma Inc. 2021 Omnibus Incentive Plan, as amended (if approved by our shareholders).
U.S. Federal Income Tax Effects
The federal income tax consequences applicable to the Company and grantees in connection with awards under the Omnibus Incentive Plan are complex and depend, in large part, on the surrounding facts and circumstances. Under current U.S. federal income tax laws, a participant will generally recognize income, and the Company will be entitled to a deduction, with respect to awards under the Omnibus Incentive Plan as follows:
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Incentive Stock Options.   The grant of an ISO will not result in any immediate tax consequences to the Company or the optionee. An optionee will not realize taxable income, and the Company will not be entitled to any deduction, upon the timely exercise of an ISO, but the excess of the fair market value of the common stock acquired over the exercise price will be an item of tax preference for purposes of the alternative minimum tax. If the optionee does not dispose of the common stock acquired within one year after its receipt (or within two years after the date the option was granted), the gain or loss realized on the subsequent disposition of the common stock will be treated as long-term capital gain or loss and the Company will not be entitled to any deduction. If the optionee disposes of the common stock acquired less than one year after its receipt (or within two years after the option was granted), the optionee will realize ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of the common stock acquired on the date of exercise over the exercise price, or (ii) if the disposition is a taxable sale or exchange, the amount of any gain realized. Upon such a disqualifying disposition, the Company will be entitled to a deduction in the same amount and at the same time as the optionee realizes such ordinary income. Any amount realized by the optionee in excess of the fair market value of the common stock on the date of exercise will be taxed to the optionee as capital gain.

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Nonqualified Share Options and SARs.   The grant of a Nonqualified Share Option or SAR will not result in any immediate tax consequences to the Company or the grantee. Upon the exercise of a Nonqualified Share Option or SAR, the grantee will generally realize ordinary income equal to the excess of the fair market value of the common stock acquired over the exercise price or base price, as the case may be. The Company will be entitled to a deduction at the same time as, and in an amount equal to, the income realized by the grantee.

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Restricted Share Awards.   A grantee generally will not realize taxable income upon an award of restricted share awards. However, a grantee who receives restricted shares will realize as ordinary income at the time of the lapse of the restrictions an amount equal to the fair market value of the common stock at the time of such lapse. Alternatively, and if permitted by the Administrator, a grantee may elect to realize ordinary income on the date of receipt of the restricted shares. The Company will be entitled to a deduction at the same time as, and in an amount equal to, the income realized by the grantee.

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Restricted Share Units.   A grantee generally will not realize taxable income upon an award of restricted share units. A grantee will recognize ordinary income in the year in which the shares or cash equivalent subject to the awards are actually issued (or the amount of cash paid) to the grantee, in an amount equal to the fair market value of the shares on the issuance date and/or the amount of any cash payable on the payment date.

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Other Share-Based Awards.   A grantee who receives other share-based awards will realize as ordinary income at the time of the lapse of the restrictions (or, in the case of phantom stock awards, at the time of delivery) an amount equal to the fair market value of the common stock or cash delivered of such lapse. The Company will be entitled to a deduction at the same time as, and in an amount equal to, the income realized by the grantee.

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Share Bonuses and Cash Awards.   A grantee who receives a share bonus or a cash award will realize as ordinary income an amount equal to the fair market value of the common stock or cash delivered, and the Company will be entitled to a deduction at the same time as, and in an amount equal to, the income realized by the grantee.

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Code Section 409A.   To the extent that any award under the Omnibus Incentive Plan is or may be considered to involve a nonqualified deferred compensation plan or deferral subject to Section 409A of the Code, the terms and administration of such award shall comply with the provisions of such section and final regulations issued thereunder.

To be approved, the Omnibus Incentive Plan Resolution must be passed by a majority of the votes cast by the holders of Common Shares at the Meeting.

The following is the text of the Omnibus Incentive Plan Resolution which will be put forward at the Meeting:
“BE IT RESOLVED AS AN ORDINARY RESOLUTION THAT:
1.
The ESSA Pharma Inc. 2021 Omnibus Incentive Plan, as amended (the “Omnibus Plan”) of ESSA Pharma Inc. (the “Company”), in substantially the form described in, and appended as Schedule B to the Company’s proxy statement dated January 26, 2024 (the “proxy statement”), is hereby ratified, confirmed and approved.

2.
The maximum number of common shares in the capital of the company (the “Common Shares”) authorized and reserved for issuance under the Omnibus Plan shall be a fixed limit of up to an aggregate of 10,810,907 Common Shares.”

PROPOSAL 5 — APPOINTMENT AND REMUNERATION OF AUDITORS
The members of our audit committee and our Board believe the continued retention of Davidson as our independent registered accounting firm is in the best interests of the Company and our shareholders. Ratification requires the receipt of “FOR” votes constituting a majority of the shares cast by the shareholders who vote in respect of this proposal. Representatives of Davidson are expected to attend the Meeting and be available to answer appropriate questions from shareholders. They will also have the opportunity to make a statement if they desire to do so.
Principal Independent Accountant Fees and Services
Davidson has served as our independent registered public accounting firm since May 28, 2013.
Aggregate fees billed by our independent auditors, Davidson, for the years ended September 30, 2023 and September 30, 2022, are detailed in the table below:
	2023 ($)(5)	2022 ($)(6)
Audit Fees(1)	44,383	37,204
Audit Related Fees(2)	30,226	16,818
Tax Fees(3)	—	—
All Other Fees(4)	—	—
Total Fees Paid	74,609	54,022

(1)
Fees for audit service on an accrued basis.

(2)
Fees not included in audit fees that are billed by the auditor for assurance and related services that are reasonably related to the performance of the audit of the financial statements.

(3)
Fees for professional services rendered for tax compliance, tax advice and tax planning.

(4)
All other fees billed by the auditor for products and services not included in the foregoing categories.

(5)
Canadian dollar amounts have been converted to U.S. dollars based on the historical Canadian to U.S. average daily rate of exchange as of September 30, 2023.

(6)
Canadian dollar amounts have been converted to U.S. dollars based on the historical Canadian to U.S. average daily rate of exchange as of September 30, 2022.

Pre-approval Policies and Procedures
Our audit committee has established a policy of reviewing, in advance, and either approving or not approving, all audit, audit-related, tax and other non-audit services that our independent registered public accounting firm provides to us. This policy requires that all services received from independent registered public accounting firms be approved in advance by the audit committee or a delegate of the audit committee. All services that Davidson provided to us in 2023 and 2022 have been pre-approved by our audit committee.
Our audit committee has determined that the provision of the services as set out above is compatible with the maintaining of Davidson’s independence in the conduct of their auditing functions
THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPOINTMENT AND REMUNERATION OF DAVIDSON AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

AUDIT COMMITTEE REPORT
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing by ESSA under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.
The primary purpose of the audit committee is to oversee the Company’s financial reporting processes on behalf of the Board of Directors. Management has the primary responsibility for the Company’s financial statements and reporting processes, including the Company’s systems of internal controls. In fulfilling its oversight responsibilities, the audit committee reviewed and discussed with management ESSA’s audited financial statements and the effectiveness of the Company’s internal control over financial reporting as of and for the year ended September 30, 2023.
The audit committee has discussed with Davidson & Company LLP, the Company’s independent registered public accounting firm, the matters required to be discussed under applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. In addition, the audit committee discussed with Davidson & Company LLP its independence, and received from Davidson & Company LLP the written disclosures and the letter required by applicable requirements of the PCAOB. Finally, the audit committee discussed with Davidson & Company LLP, with and without management present, the scope and results of Davidson & Company LLP’s audit of such financial statements.
Based on these reviews and discussions, the audit committee recommended to the Board of Directors that such audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended September 30, 2023, as filed with the SEC on December 12, 2023.
Audit Committee of the Board of Directors
Franklin Berger (Chair)
Gary Sollis
Sanford Zweifach
Marella Thorell

EXECUTIVE COMPENSATION
Compensation Overview
This Compensation Overview describes the Company’s executive compensation philosophy and how the Company implemented this philosophy through our 2023 compensation program for our principal executive officer and our three other most highly compensated executive officers serving for the fiscal year that ended September 30, 2023 (the “named executive officers” or “NEOs”). The named executive officers who are the subject of this compensation discussion are:
•
David R. Parkinson, President and Chief Executive Officer;

•
Peter Virsik, Executive Vice President and Chief Operating Officer;

•
Alessandra Cesano, Vice President and Chief Medical Officer; and

•
David Wood, Chief Financial Officer.

This discussion may contain forward-looking statements that are based on the Company’s current plans, considerations, expectations and projections regarding future compensation programs. Actual compensation programs adopted in the future may differ materially from the various planned programs summarized in this discussion.
We strive to maintain an executive compensation program which reflects best practices. We compensate our executive officers with a combination of base salary, cash bonus and equity compensation awards. Share awards are intended to recognize an executive officer’s scope of responsibilities, reward demonstrated performance and leadership and motivate continued employment and high levels of service. In particular, our executive compensation program:
•
Does not provide guaranteed salary increases or cash bonuses;

•
Provides for a large percentage of executive compensation to be “at-risk” and tied to attainment of our business objectives;

•
Does not include any tax “gross-ups” or excessive perquisites;

•
Includes an annual assessment of named executive officer compensation against market trends and best practices; and

•
Includes holistic performance evaluations.

The paragraphs that follow provide an overview and analysis of the Company’s compensation program and policies, the material compensation decisions made under those programs and policies and the material factors that were considered in making those decisions. Following this section, you will find a series of tables containing specific information about the compensation earned or paid in fiscal year ended September 30, 2023 to our named executive officers.
Compensation Philosophy
The goal of our compensation program is to attract, retain and motivate our employees and executives, including our named executive officers. The compensation committee is responsible for setting our executive compensation and reviewing and recommending, for the approval of the Board of Directors, the Company’s annual corporate performance objectives. In considering executive compensation, the compensation committee strives to ensure that our total compensation is competitive within the industry in which we operate and supports our overall strategy and corporate objectives. The combination of base salary, annual incentives and long-term incentives that we provide our executives is designed to accomplish this.
Compensation Objectives
The objectives of our compensation program are to:
•
attract and retain highly qualified executive officers who have a history of proven success;

•
align the interests of executive officers with our shareholders’ interests and with our business strategy and corporate goals;

•
motivate and reward our executive officers through competitive pay practices and an appropriate mix of short- and long-term incentives; and

•
evaluate and reward executive performance on the basis of achievement of program development goals and key financial measurements which we believe closely correlate to long-term shareholder value.

Role of the Compensation Committee
During fiscal year ended September 30, 2023, the compensation committee’s work included the following:
•
Executive Compensation Review — The compensation committee reviewed compensation practices and policies with respect to our executives against market practice. This reference exercise included a review of base salary, total cash compensation and total direct compensation.

•
Corporate Goals and Objectives — The compensation committee reviewed the corporate goals and objectives applicable to the compensation of the Company’s executives, including the Chief Executive Officer, and evaluated the Chief Executive Officer’s performance in light of those goals and objectives. Based on this review and evaluation, the compensation committee approved the 2023 compensation for the Company’s executives, including each of the named executive officers (other than the Chief Executive Officer) and recommended the 2023 compensation for the Chief Executive Officer, which recommendation was approved by the Board of Directors.

•
Long-Term Incentive Compensation — The compensation committee reviewed the effectiveness of all outstanding incentive compensation plans and equity-based plans.

In reaching its decisions, the compensation committee may consider input from management and other factors that the compensation committee considers appropriate, including factors and considerations other than the information and/or recommendations provided by management.
Elements of Compensation
ESSA’s compensation philosophy for NEOs is focused on its belief that capable and qualified employees are critical to the Company’s success. Therefore, its compensation program is designed to attract the very best individuals in each expertise area critical for the Company’s success and to use salaries and long-term incentive compensation in the form of stock options or other suitable long-term incentives to attract and retain such employees. In making its determinations regarding the various elements of executive stock option grants, ESSA will seek to meet the following objectives:
(a)
to attract, retain and motivate talented executives who create and sustain ESSA’s continued success within the context of compensation paid by other companies of comparable size engaged in similar business in appropriate regions;

(b)
to align the interests of the NEOs with the interests of shareholders of ESSA; and

(c)
to incentivize extraordinary performance from the Company’s key employees.

Base Salary.   The base salary review of any NEO takes into consideration the current competitive market conditions, experience, proven or expected performance and the particular skills of the NEO. Base salary is not evaluated against a formal “peer group.”
Performance-Based Cash Bonuses.   The Company utilizes discretionary cash bonuses informed by achievement of Company and individual performance metrics. The amount of cash bonus compensation is typically based on timely achievement of specific pre-agreed milestones, selected based upon consideration of its impact on shareholder value creation and the ability of the Company to achieve such milestone during a specific interval. The amount of bonus compensation will be determined based upon achievement of the milestone, its importance to the Company’s near and long-term goals at the time such bonus is being considered, the bonus compensation awarded to similarly situated executives in similarly situated development stage life-sciences companies and any other factors the Company may consider appropriate at the time such performance-based bonuses are decided upon. The quantity of bonus will normally be a percentage of base salary not to exceed 100%. However, in exceptional circumstances, the quantity of bonus paid may be connected to the shareholder value creation embodied in the pre-agreed milestones.
The discretionary bonuses available to the NEOs for the fiscal year ended September 30, 2023 were:
NEO	BONUS PAYABLE
Dr. David R. Parkinson (President & CEO)	Up to 50% of Base Salary
Peter Virsik (EVP & COO)	Up to 40% of Base Salary
Alessandra Cesano (EVP & CMO)	Up to 40% of Base Salary
David Wood (CFO)	Up to 40% of Base Salary
Equity Compensation.   Options and restricted share units (“RSUs”) are a key compensation element for companies such as ESSA. Because many of the most capable employees in ESSA’s industry work for pharmaceutical companies who can offer attractive cash and bonus compensation and a high level of employment security, stock options and RSUs represent a compensation element that balances the potential perceived loss of employment security that such employees must accept when moving to a development-stage company like ESSA. Equity compensation is also an important component of aligning the objectives of ESSA’s employees with those of ESSA’s shareholders. ESSA has issued significant stock option awards to senior employees, including the NEOs. The precise amount of options to be granted is governed by, among other factors, the importance of the employee’s role within ESSA and by the competitive environment within which ESSA operates. Historically, we have granted equity awards in the form of stock options, although ESSA also maintains the ability to issue RSUs, share appreciation rights, restricted share awards and share-based awards, either alone or in addition to other awards. Previous grants of stock options are also taken into account when considering new grants. This reflects ESSA’s commitment to attracting and retaining world-class expertise.
Risk Management
As part of its normal practice, the compensation committee evaluates the risk-taking incentives created by our compensation policies and practices and has concluded that such incentives are not reasonably likely to have a material adverse effect on the Company.
Policy Against Speculation in and Hedging of Company Securities
Pursuant to the ESSA Pharma Inc. Disclosure And Insider Trading Policy, our executives and directors are prohibited from speculating in or purchasing financial instruments (including, for greater certainty, prepaid variable forward contracts, equity swaps, collars, or units of exchange funds) designed to hedge or offset a decrease in the market value of our securities, including securities granted as compensation or held, directly or indirectly, by the executive or director.

Summary Compensation Table
The following table sets forth information regarding the compensation paid to, awarded to, or earned by each of the NEOs for our fiscal years ended September 30, 2023 and 2022:
Name and Principal Position	Year	Salary ($)	Bonus(1) ($)	Option Award(2) ($)	All Other(3) ($)	Total ($)
David R. Parkinson	2023	577,639	236,513	—	—	813,881
Chief Executive Officer and President	2022	548,625	249,375	124,003	—	922,003
Peter Virsik	2023	473,899	162,153	—	9,900	645,952
Executive Vice President and Chief Operating Officer	2022	450,306	165,902	50,231	9,150	675,589
Alessandra Cesano	2023	466,565	157,369	—	—	623,934
Chief Medical Officer	2022	437,019	161,007	50,231	—	648,257
David Wood	2023	428,215	144,932	—	17,243	590,390
Chief Financial Officer	2022	406,650	149,908	50,231	16,759	623,548

(1)
The amounts set forth in this column reflect the dollar value of incentive bonuses, as discussed further above under “Executive Compensation — Elements of Compensation — Performance-Based Cash Bonus.”

(2)
The amounts set forth in this column reflect the aggregate grant date fair value for stock option awards computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation- Stock Compensation. The assumptions used to calculate these figures are described in Note 9 of the financial statements included in the Company’s Annual Report on Form 10-K for 2023.

(3)
The amounts set forth in this column reflect the dollar value of employer matching contributions to the Company’s 401(k) Plan, in the case of Peter Virsik, and the Company Registered Retirement Savings Plan, in the case of David Wood, each as detailed below under “Employee Benefit Plans.”

Narrative Disclosure to Summary Compensation Table
On January 7, 2016, the Company entered into an employment agreement with Dr. David Parkinson setting forth the terms and conditions of his employment as President and Chief Executive Officer, which provided for his initial base salary and included, among other things, provisions regarding confidentiality, ownership of developments, non-competition and non-solicitation, as well as eligibility for our incentive plans. This agreement set forth termination and change of control provisions. Dr. Parkinson is entitled to a payment of one year of base salary upon termination without cause. This amount increases to 18 months if the termination without cause occurs after a change of control event or within 60 days prior to a change of control event where such event was under consideration at the time of termination. Immediate vesting of all stock options occurs upon a change of control event.
On August 1, 2016, the Company entered into an employment agreement with Peter Virsik which set forth the terms and conditions of his employment as Executive Vice President and Chief Operating Officer, and provided for his initial base salary as well as provisions regarding confidentiality, ownership of developments, non-competition and non-solicitation, as well as eligibility for the Company’s incentive plans. The agreement was amended June 25, 2019 to revise termination provisions, such that Mr. Virsik would be entitled to payment of one year of base salary upon termination without cause. This amount increases to 18 months if the termination without cause occurs within 18 months after a change of control event. Immediate vesting of all stock options occurs upon a change of control event.
Following a period when Dr. Alessandra Cesano acted as a consultant to ESSA, the Company entered into an employment agreement with Dr. Cesano on July 1st, 2019, which set forth the terms and conditions of Dr. Cesano’s employment as Chief Medical Officer, and provided for her initial base salary, provisions regarding confidentiality, ownership of developments, non-competition and non-solicitation, as well as eligibility for ESSA’s incentive plans. The agreement was amended June 25, 2019 to revise termination provisions, such that Dr. Cesano would be entitled to payment of one year of base salary upon termination without cause. This amount increases to 18 months if the termination without cause occurs within 18 months after a change of control event. Immediate vesting of all stock options occurs upon a change of control event.
The Company entered into an employment agreement with David Wood on August 1, 2014, which set forth the terms and conditions of his employment as Chief Financial Officer, including his initial base salary, provisions regarding confidentiality, ownership of developments, non-competition and non-solicitation, as well as eligibility for incentive plans. The agreement was amended June 25, 2019 to revise termination provisions, such that Mr. Wood would be entitled to payment of one year of base salary upon termination without cause. This amount increases to 18 months if the termination without cause occurs within 18 months after a change of control event. Immediate vesting of all stock options occurs upon a change of control event.
Under the Company’s incentive plan, stock option grants may be made upon the recommendation of the Compensation Committee. Historically grants are made to all employees with consideration given to making awards appropriate to an individual’s position in the Company. The Compensation Committee considers grants on an annual basis, considering timing since last grant, number of stock options available in the pool and other considerations such as future hires, promotion relate grants and the impact of any recent financing. Although the Company has not established a formal granting cycle, the Compensation Committee generally considers stock option grants when its assesses annual performance related cash bonuses. The previous cycle of annual grants made to employees including the NEOs described above totaled 982,500 stock options granted in June 2022, under the standard vesting terms such that 25% vest after 12 months from date of grant with the remaining 75% vesting in 36 equal installments with the first installment vesting at the end of the 13th month and subsequent installments vesting every one month anniversary thereafter. Equity awards were not provided in fiscal year 2023 due to a low share balance under our equity compensation plans and the need for retaining a balance for new hires. In fiscal year 2024, the Company intends to resume providing industry appropriate equity awards with reference to peer benchmark data.
Outstanding Equity Awards at Fiscal Year-End Table
The following table sets forth information regarding outstanding equity awards for each of the NEOs for our fiscal year ended September 30, 2023:
	Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Option (#)	Option Exercise Price ($)	Option Expiration Date
David R. Parkinson	21-Feb-2018	2,500	—	—	4.00	23-Jun-2025
Chief Executive Officer and	21-Feb-2018	30,000	—	—	4.00	12-Jan-2026
President	21-Feb-2018	235,000	—	—	4.00	21-Feb-2028
	8-Feb-2019	45,000	—	—	3.81	8-Feb-2029
	4-Oct-2019	1,028,530	—	—	3.23	4-Oct-2029
	7-Oct-2019	171,470	—	—	3.23	7-Oct-2029
	11-Dec-2020	367,054	166,843	—	7.00	11-Dec-2030
	29-Jun-2022	69,531	152,969	—	3.60	29-Jun-2032

	Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Option (#)	Option Exercise Price ($)	Option Expiration Date
Peter Virsik	21-Feb-2018	14,500	—	—	4.00	9-Aug-2026
Executive Vice President and	21-Feb-2018	173,000	—	—	4.00	21-Feb-2028
Chief Operating Officer	8-Feb-2019	40,000	—	—	3.81	8-Feb-2029
	7-Oct-2019	970,000	—	—	3.23	7-Oct-2029
	11-Dec-2020	275,000	125,000	—	7.00	11-Dec-2030
	29-Jun-2022	28,125	61,875	—	3.60	29-Jun-2032
Alessandra Cesano	8-Feb-2019	25,000	—	—	3.81	8-Feb-2029
Chief Medical Officer	7-Oct-2019	400,000	—	—	3.23	7-Oct-2029
	11-Dec-2020	79,063	35,938	—	7.00	11-Dec-2030
	29-Jun-2022	28,125	61,875	—	3.60	29-Jun-2032
David Wood	21-Feb-2018	3,750	—	—	C4.90	1-Oct-2023
Chief Financial Officer	21-Feb-2018	10,000	—	—	C4.90	30-Jul-2024
	21-Feb-2018	66,250	—	—	C4.90	21-Feb-2028
	8-Feb-2019	25,000	—	—	3.81	4-Oct-2029
	7-Oct-2019	330,000	—	—	3.23	7-Oct-2029
	11-Dec-2020	137,500	62,500	—	7.00	11-Dec-2030
	29-Jun-2022	28,125	61,875	—	3.60	29-Jun-2032

(1)
Stock options vest and become exercisable over four years as follows: (i) 25% of the underlying shares vest one year after the grant date; and (ii) 75% of the remaining underlying shares vest in equal monthly installments over the following three years.

Option Exercises and Stock Vested Table
None of our NEOs exercised options during the fiscal year ended September 30, 2023. David Wood received a stock option award on October 24, 2023, of 3,750 options.
Executive Employment Arrangements and Potential Payments upon Termination or Change in Control
Key provisions of the employment agreements of our named executive officers are described below.
Except as described below, there are no contracts, agreements, plans or arrangements that provide for payments to a NEO at, following, or in connection with any termination (whether voluntary, involuntary or constructive), resignation, retirement, a change in control of the Company or its subsidiary or a change in a NEO’s responsibilities (excluding perquisites and other personal benefits if the aggregate of this compensation is less than USD $10,000).
The Company has entered into employment agreements with each NEO, which provide for certain rights upon termination of employment or a change of control of ESSA. ESSA believes that these provisions of the NEO employment agreements or consulting agreements are reasonable in the context of similar-sized biopharmaceutical companies.
Specific termination and change-of-control provisions of each named executive officer include:

For Dr. David R. Parkinson:
•
A payment of one year of base salary upon termination without cause. This amount increases to 18 months if the termination without cause occurs after a change of control event or within 60 days prior to a change of control event where such event was under consideration at the time of termination.

•
Immediate vesting of all stock options upon occurrence of a change of control event.

For Peter Virsik:
•
A payment of one year of base salary upon termination without cause. This amount increases to 18 months if the termination without cause occurs within 18 months after a change of control event.

•
Immediate vesting of all stock options upon occurrence of a change of control event.

For Alessandra Cesano:
•
A payment of one year of base salary upon termination without cause. This amount increases to 18 months if the termination without cause occurs within 18 months after a change of control event.

•
Immediate vesting of all stock options upon occurrence of a change of control event.

For David Wood:
•
A payment of one year of base salary upon termination without cause. This amount increases to 18 months if the termination without cause occurs within 18 months after a change of control event.

•
Immediate vesting of all stock options upon occurrence of a change of control event.

Employee Benefit Plans
Our executive officers receive medical, dental, life insurance and other benefits generally made available to all of our employees.
Pension Benefits
We do not have any qualified or non-qualified defined benefit pension plans.
Non-qualified Deferred Compensation
We do not have any non-qualified defined contribution plans or other deferred compensation plans.
401(k) Plan
Our executive officers resident in the United States are eligible, along with all other U.S.-based employees, to participate in a 401(k) plan. Under this plan, the Company matches the amount contributed by each executive officer into a 401(k) plan up to a predetermined percentage of annual salary, which is currently 3%, with Company matching contributions not to exceed limits set by the Internal Revenue Service in any given year.
Registered Retirement Savings Plan
Our executive officers resident in Canada are eligible, along with all other employees resident in Canada, to participate in our registered retirement savings plan (“RRSP”) matching program. Under this program, we match the amount contributed by each executive officer into an RRSP plan, up to a predetermined percentage of annual salary, which is currently 3%.
Equity Compensation
On February 25, 2021, our shareholders approved a new equity compensation plan, the Omnibus Incentive Plan. The purposes of the Omnibus Incentive Plan are to provide an additional incentive to selected officers, employees, non-employee directors and consultants of the Company or its affiliates whose contributions are essential to the growth and success of the Company, strengthen the commitment of such individuals to the Company and its affiliates, motivate those individuals to faithfully and diligently perform their responsibilities and attract and retain competent and dedicated individuals whose efforts will result in the long-term growth and profitability of the Company. The Omnibus Incentive Plan authorizes the Administrator (as defined in the Omnibus Incentive Plan) to provide equity-based compensation in the form of stock options, share appreciation rights, restricted shares, RSUs, share bonuses, other share-based awards and cash awards for the purpose of providing the Company’s non-employee directors, employees and consultants incentives and rewards for superior performance.
Prior to the adoption of the Omnibus Incentive Plan, the Company issued equity compensation pursuant to the Company’s amended and restated stock option plan (the “Legacy Option Plan”), Amended and Restated Restricted Share Unit Plan (the “RSU Plan”) and Employee Stock Purchase Plan. Since the adoption of the Omnibus Incentive Plan, no further grants have been made under the Legacy Option Plan or RSU Plan, though existing grants under the Legacy Option Plan will continue in effect in accordance with their terms.

Pay Versus Performance
The following table reports the compensation of our Chief Executive Officer (our Principal Executive Officer, or “PEO”) and the average compensation of our other Named Executive Officers (“Non-PEO NEOs”) as well as their “compensation actually paid” (“CAP”), and Company performance for the fiscal years listed below. The calculations do not reflect the actual sale of stock underlying equity awards or the exercise of stock options by the executive. The compensation committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.
Fiscal Year(1)	Summary Compensation Table Total for PEO(2) ($)	Compensation Actually Paid to PEO(3) ($)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers(2) ($)	Average Compensation Actually Paid to Non-PEOs Named Executive Officers(3) ($)	Value of initial fixed $100 investment based on Total Shareholder Return (“TSR”) ($)	Net Income ($ millions)
2023	813,881	1,659,729	620,092	$996,212	37.01	(35.1)
2022	922,003	(2,144,758)	649,131	$802,141	21.80	(26.6)

(1)
The disclosure provided herein relates to the fiscal years ending on September 30, 2023 and September 30, 2022.

(2)
The NEOs with respect to each of the fiscal years reported above were:

•
PEO:   David R. Parkinson

•
Non-PEO NEOs:   Peter Virsik, Alessandra Cesano and David Wood

(3)
For purposes of calculating the “Compensation Actually Paid” to the PEO and the average “Compensation Actually Paid” to the Non-PEOs, the dollar amounts do not reflect the actual amount of compensation earned or paid during the applicable year. Compensation related to equity awards was remeasured using a Black-Scholes option pricing model as of the applicable year-end date or, in the case of vested options, the vesting date. The Black-Scholes option pricing model requires us to make assumptions and judgments regarding the variables used in the calculation, including the expected remaining term, expected volatility and the expected risk-free rate. In accordance with SEC rules, the following adjustments were made to the Summary Compensation Table total compensation to determine the compensation actually paid:

	2022		2023
Adjustments	CEO	Average Other NEOs	CEO	Average Other NEOs
Deduction for Amounts Reported under the “Stock Awards” and “Option Awards” Columns in the Summary Compensation Table for Applicable FY	(124,003)	(50,231)	—	—
ASC 718 Fair Value of Awards Granted during Applicable FY that Remain Unvested as of Applicable FY End, determined as of Applicable FY End	302,231	122,251	—	—
Increase/deduction for Awards Granted during Prior FY that were Outstanding and Unvested as of Applicable FY End, determined based on change in ASC 718 Fair Value from Prior FY End to Applicable FY End	(3,436,925)	(1,586,843)	(375,715)	(160,996)
Increase/deduction for Awards Granted during Prior FY that Vested During Applicable FY, determined based on change in ASC 718 Fair Value from Prior FY End to Vesting Date	191,937	63,551	470,133	215,124
TOTAL ADJUSTMENTS	(3,066,761)	(1,451,273)	845,848	376,120

Description of the Relationship Between Pay and Performance
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs and our cumulative TSR over the two most recently completed fiscal years.
The following chart sets forth the relationship between Compensation Actually Paid to our PEOs, the average of Compensation Actually Paid to our Non-PEO NEOs and our net income during the two most recently completed fiscal years.

DIRECTOR COMPENSATION
In October 2019, the Board adopted a compensation plan for non-executive members of the Board. Pursuant to this compensation plan, both cash payments and stock options are offered to non-executive directors. Directors who are officers, employees or consultants of ESSA will receive no compensation under the terms of this compensation plan. The written charter of our compensation committee provides that the compensation committee will review compensation for members of our Board of Directors as necessary, based on a consideration of factors and issues relevant to the Company. Compensation for non-executive directors is determined by the Board, with input from the compensation committee with respect to such compensation.
Cash Compensation for Directors
We generally provide the below annual cash retainer fees for service on our Board of Directors and committees. The fees for service on committees are in addition to the annual retainer fees for service on the Board of Directors.
Amount ($)
Board of Directors:
Member	35,000
Chair	60,000
Audit Committee:
Member	7,000
Chair	15,000
Compensation Committee:
Member	6,000
Chair	12,000
Corporate Governance & Nomination Committee:
Member	4,000
Chair	8,000
Equity Compensation for Directors
We grant members of the Board of Directors an initial grant of stock options in connection with appointment to the Board of Directors, which vest ratably in 36 monthly installments. In 2023, the initial grant was 50,000 stock options. Ms. Merendino was awarded a 50,000 initial grant of stock options following her appointment to the board on June 6, 2023.
We grant an annual award of stock options to each member of the Board of Directors, which we typically grant on or about the date of our annual general meeting. Annual award options vest in full on the date of the first annual general meeting following the grant date. In 2023, there were no annual grants of stock options awarded.
Expense Reimbursement
Each member of our Board of Directors is also entitled to reimbursement for reasonable travel and other expenses incurred in connection with attending board meetings and meetings for any committee on which he or she serves. These amounts are not included in the table above.
The following table presents the compensation awarded to, earned by or paid to our directors (other than Dr. Parkinson, whose compensation is provided in the Summary Compensation Table above and who does not receive additional compensation for Board service) for the year ended September 30, 2023. We do not currently have director compensation in the form of share-based awards (other than the stock options discussed above), non-equity incentive plan compensation or non-qualified deferred compensation.

Director Compensation Table
The following table sets forth information regarding the compensation paid, awarded to, or earned for each of the Company’s directors for our fiscal year ended September 30, 2023:
Name(1)	Fees Earned or Paid in Cash ($)	Option Awards ($)	All Other Compensation ($)	Total ($)
Richard Glickman	70,000	—	—	70,000
Chairman
Gary Sollis	50,000	—	—	50,000
Corporate Governance and Nomination Committee Chair
Franklin Berger	54,000	—	—	54,000
Audit Committee Chair
Scott Requadt	47,000	—	—	47,000
Compensation Committee Chair
Alex Martin	35,000	—	—	35,000
Philip Kantoff	35,000	—	—	35,000
Marella Thorell	42,000	—	—	42,000
Sanford Zweifach	48,000	—	—	48,000
Lauren Merendino	11,667	151,000	—	11,667

(1)
Dr. David R. Parkinson does not receive any additional compensation for service as an employee director of the Company. Full information regarding Dr. Parkinson’s compensation as CEO is set out in the table under the heading “Executive Compensation — Summary Compensation Table.”

EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth summary information relating to our Omnibus Incentive Plan, the Legacy Option Plan and employee stock purchase plan (“ESPP”) as of September 30, 2023:
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (as at September 30, 2023)	Weighted-average exercise price of outstanding options, warrants and rights(2) (as at September 30, 2023)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (as at September 30, 2023)
Equity compensation plans approved by securityholders(1)	8,112,774	$4.97	506,969
Equity compensation plans not approved by securityholders	—	—	—
Total	8,112,774	$4.97	506,969

(1)
The current purchase period under the ESPP commenced on January 1, 2024, and ends on June 30, 2024. The number of shares to be available for purchase under the ESPP during the current period has not yet been determined, and the maximum value of shares that can be purchased under the ESPP in any year by an employee is $25,000.

(2)
RSUs involve the issuance of the underlying Common Shares upon vesting and do not require the holder to pay an exercise price. As of September 30, 2023, the Company has no outstanding RSUs. The figures in this column are therefore only applicable to stock options.

DIRECTORS’ APPROVAL
The contents of this proxy statement and its distribution to shareholders have been approved by the Board of the Company.
DATED at Vancouver, British Columbia, January 26, 2024.
BY ORDER OF THE BOARD
/s/ David R. Parkinson
David R. Parkinson
President, Chief Executive Officer and Director

SCHEDULE A
ESSA Pharma Inc. Corporate Governance Guidelines

ESSA PHARMA INC.
CORPORATE GOVERNANCE GUIDELINES
Purpose
The board of directors (the “Board”) of ESSA Pharma Inc. (the “Corporation”) is responsible for the proper stewardship of the Corporation. The Board’s role is to represent the shareholders to select the appropriate Chief Executive Officer (“CEO”) of the Corporation, assess and approve the strategic direction of the Corporation, oversee the processes for risk assessment, management and internal control, monitor management performance against agreed benchmarks, develop the Corporation’s approach to corporate governance, and assure the integrity of financial reports.
Board Composition; Meetings
Membership Criteria
1.
The Board shall be comprised of a majority of directors who qualify as “independent” directors within the meaning of the listing standards of the Nasdaq Stock Market. The Board will have the number of directors as may be determined in accordance with the Business Corporations Act (British Columbia) and the Corporation’s articles of incorporation.

Selection of Directors
2.
Composition of the Board will be reviewed on an annual basis. The Corporate Governance and Nomination Committee (the “CGNC”), in consultation with the CEO, is responsible for identifying and recommending new nominees with appropriate skills to the Board. In making nominee recommendations, the CGNC will consider:

(a)
the competencies, skills and diversity of view, experience, skillset, gender and ethnicity considered necessary for the Board as a whole to possess;

(b)
the competencies, skills and diversity that each existing director brings to the Board;

(c)
the competencies, skills and diversity each new nominee would bring to the Board; and

(d)
whether the nominee will be an independent director.

The Board believes that board diversity is important to serving the long-term interests of shareholders. To reflect its commitment to diversity, in connection with the use of a third-party search firm to identify potential director candidates, the CGNC will instruct the search firm to include in its initial list of candidates qualified candidates who reflect diverse backgrounds, including diversity of gender and race or ethnicity. The Board does not believe that term limits or a mandatory retirement age are appropriate at this time.
3.
In addition, the CGNC will consider whether each nominee and existing director can devote sufficient time and resources to his or her duties as a member of the Board. In this regard, without specific approval from the CGNC, the CGNC shall consider the number of other public company boards and other boards (or comparable governing bodies) on which a prospective nominee or a director is a member and require that any non-CEO directors cannot sit on more than five public company boards, and also that directors cannot sit on more than three audit committees, unless (i) the CGNC determines that such simultaneous service would not impair the ability of such member to effectively serve on the Corporation’s Board or Audit Committee (as applicable) and (ii) the Corporation discloses such determination either on or though the Corporation’s website or in its annual proxy statement. Directors shall provide prior written notice to the chair of the CGNC of any proposed service on the board of directors of a public or private company.

4.
Directors shall notify the chair of the CGNC in the event of any significant change in their primary employment or job responsibilities. The CGNC shall consider and recommend to the Board whether the director should continue to serve on the Board in light of the circumstances.

Board Leadership
5.
The Board will appoint chairman of the Board (the “Chairman”) in the manner that it determines to be in the best interests of the Corporation. If the Chairman is not an independent director, the independent directors shall select an independent director who will act as “Lead Director” and who will assume responsibility for providing leadership to enhance the effectiveness and independence of the Board. If the Chairman is an independent director then the duties of the Lead Director described herein shall be a part of the duties of the Chairman. The Lead Director will assist the Board in discharging its stewardship function and provide advice, counsel and mentorship to the CEO, particularly with respect to matters of strategic significance to the Corporation.

6.
The Lead Director will promote the delivery of information to the directors on a timely basis, keep the directors fully apprised of all matters which are material to directors at all times, and ensure that the information requested by any director is provided and meets the needs of that director. The Lead Director’s duties will include coordinating the activities of the independent directors, coordinating the agenda for and moderating sessions of the Board’s independent directors and other non-management directors, and facilitating communications between the other members of the Board.

7.
In performing the duties described above, the Lead Director is expected to consult with the chairpersons of the appropriate Board committees and solicit their participation in order to avoid diluting the authority or responsibilities of such committee chairpersons.

Meetings
8.
The Board will meet as required, but at least once quarterly.

9.
The independent directors will meet in executive session, without the non-independent directors and members of management, at each regularly scheduled Board meeting. The Chairman (if independent) or the Lead Director shall preside over such executive sessions.

Meeting Preparation and Attendance
10.
In connection with each meeting of the Board and each meeting of a committee of the Board of which a director is a member, each director will:

(a)
review in advance the materials provided to the directors in connection with the meeting and be adequately prepared for the meeting; and

(b)
attend each meeting in person, by phone or by video-conference depending on the format of the meeting, to the extent practicable.

The Board’s Roles and Responsibilities
Corporate Planning
1.
The Board will:

(a)
review its strategic planning process and approve a strategic plan each year which takes into account, among other things, the opportunities and risks of the Corporation; and

(b)
approve and monitor, on an annual basis, the operational plans and budgets of the Corporation submitted by management.

Risk Management and Ethics
2.
The Board will oversee:

(a)
legal and regulatory compliance and ensure that the business of the Corporation is conducted according to the highest ethical standards; and

(b)
the identification and management of the principal risks, including financial risks, environmental risks, social risks and other risks that the Corporation must face in the course of its business.

Supervision of Management
3.
The Board will:

(a)
periodically review its succession planning for the CEO and senior management;

(b)
establish corporate objectives for the CEO annually and evaluate the performance of the CEO against these corporate objectives;

(c)
consider and approve major business initiatives and corporate transactions proposed by management; and

(d)
oversee the Corporation’s implementation of internal control and management information systems.

Management of Board Affairs
4.
The Board will:

(a)
develop a process for the orientation and education of new members of the Board;

(b)
support continuing education opportunities for all members of the Board;

(c)
in conjunction with the CGNC, assess the participation, contributions and effectiveness of the Chairman and individual board members on an annual basis; and

(d)
annually review and assess the performance, effectiveness and contribution of the Board and its committees and consider any recommended changes to the Corporation’s policies and procedures.

5.
The Board has established the following standing committees: the Audit Committee, the Compensation Committee and the CGNC. The Board may establish additional committees of the Board it deems necessary to assist it in fulfilling its responsibilities.

Reporting
6.
The Board will report to the shareholders of the Corporation and will develop, in its discretion, a formal or informal communication policy for the Corporation that includes measures for receiving feedback from the Corporation’s shareholders.

Board Access; Outside Advisers
7.
Board members will have access to the Corporation’s management and, as appropriate, to the Corporation’s outside advisers. Board members shall coordinate such access through the Chairman or Lead Director, as applicable, and the CEO, and Board members will use judgment to ensure that this access is not distracting to the business operation of the Corporation. In addition, members of management may be invited to attend Board meetings where they may share relevant information or insight related to business discussed at the meeting and facilitate oversight over appropriate business operation of the Corporation.

8.
The Board and each of its committees will have the power to hire and terminate, at the Corporation’s expense, legal counsel, accountants, consultants or other advisers as the Board or any such committee deems necessary.

Board Compensation
1.
The Board will determine the form and amount of non-employee director compensation upon the recommendation of the Compensation Committee, which will periodically review the level and form of the Corporation’s director compensation.

Approved by the Board: March, 2023

SCHEDULE B
ESSA Pharma Inc. Amended Omnibus Incentive Plan

ESSA PHARMA INC.
2021 OMNIBUS INCENTIVE PLAN
(as amended March 6, 2024)
Section 1.   Purpose of Plan.
The name of the Plan is the ESSA Pharma Inc. 2021 Omnibus Incentive Plan, as amended (the “Plan”). The purposes of the Plan are to provide an additional incentive to selected officers, employees, non-employee directors and consultants of the Company or its Affiliates whose contributions are essential to the growth and success of the business of the Company and its Affiliates, in order to strengthen the commitment of such persons to the Company, to motivate such persons to faithfully and diligently perform their responsibilities, and to attract and retain competent and dedicated persons for long-term growth and profitability. To accomplish such purposes, the Plan provides that the Company may grant Options, Share Appreciation Rights, Restricted Shares, Restricted Share Units, Share Bonuses, Other Share-Based Awards, Cash Awards or any combination of the foregoing.
Section 2.   Definitions.
For purposes of the Plan, the following terms shall be defined as set forth below:
“Administrator” means the Board, or, if and to the extent the Board does not administer the Plan, the Committee in accordance with Section 3 hereof.
“Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified.
“Award” means any Option, Share Appreciation Right, Restricted Shares, Restricted Share Unit, Share Bonus, Other Share-Based Award or Cash Award granted under the Plan.
“Award Agreement” means any written agreement, contract or other instrument or document evidencing an Award.
“Base Price” has the meaning set forth in Section 8(b) hereof.
“Beneficial Owner” (or any variant thereof) has the meaning defined in Rule 13d-3 under the Exchange Act.
“Board” means the Board of Directors of the Company.
“Cash Award” means an Award granted pursuant to Section 12 hereof.
“Cause” has the meaning assigned to such term in the Award Agreement or in any individual employment, service or severance agreement with the Participant or, if any such agreement does not define “Cause,” Cause means: (i) the indictment of, or conviction of, or entering a please of guilty or nolo contendere by, the Participant for a crime constituting a felony or in respect of any act of fraud or dishonesty; (ii) the commission of an act of fraud or dishonesty by the Participant in the course of the Participant’s employment with or service to the Company and its Affiliates; (iii) any misappropriation or embezzlement of the property of the Company or any of its Affiliates; (iv) the Participant has failed to perform his or her material duties, and such failure has not been cured after a period of thirty (30) days’ notice from the Company; (v) gross negligence or willful misconduct in connection with the Participant’s performance of his or her duties in connection with the Participant’s employment by or service to the Company and its Affiliates; or (vi) the Participant’s failure to comply with (x) any of the restrictive covenants to which the Participant is subject, or (y) any material policies or procedures of the Company and its Affiliates as in effect from time to time; provided, that the Participant shall have been delivered a copy of such policies or notice that they have been posted on a Company website prior to such compliance failure.
“Change in Capitalization” means any (i) merger, amalgamation, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase or other reorganization or corporate transaction or event, (ii) special or extraordinary dividend or other extraordinary distribution (whether in the form of cash, Common Shares, or other property), share split, reverse share split, subdivision or consolidation,

(iii) combination or exchange of shares, or (iv) other change in corporate structure, which, in any such case, the Committee determines, in its sole discretion, affects the Common Shares such that an adjustment pursuant to Section 5 hereof is appropriate.
“Change in Control” means, unless otherwise defined in an Award Agreement, an event set forth in any one of the following paragraphs shall have occurred:
(1)   any Person (or any group of Persons acting together which would constitute a “group” for purposes of Section 13(d) of the Exchange Act), other than the Company or its respective Affiliates, is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person or any securities acquired directly from the Company or any Affiliate thereof) representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (I) of paragraph (3) below;
(2)   the following individuals cease for any reason to constitute a majority of the number of directors then serving on the Board: individuals who, on the date hereof, constitute the Board and any new director whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved or recommended;
(3)   there is consummated a merger, amalgamation or consolidation of the Company or any direct or indirect Subsidiary with any other corporation or other entity, other than (I) a merger, amalgamation or consolidation (A) which results in the voting securities of the Company outstanding immediately prior to such merger, amalgamation or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary, fifty percent (50%) or more of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger, amalgamation or consolidation and (B) immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the Company or the entity surviving such merger, amalgamation or consolidation, or, if the Company or the entity surviving such merger, amalgamation or consolidation is then a subsidiary, the ultimate parent thereof, or (II) a merger, amalgamation or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing 50% or more of the combined voting power of the Company’s then outstanding securities; or
(4)   the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than (A) a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least fifty percent (50%) of the combined voting power of the voting securities of which are owned by shareholders of the Company following the completion of such transaction in substantially the same proportions as their ownership of the Company immediately prior to such sale or (B) a sale or disposition of all or substantially all of the Company’s assets immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the entity to which such assets are sold or disposed or, if such entity is a subsidiary, the ultimate parent thereof.
Notwithstanding the foregoing, (i) a Change in Control shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the holders of Common Shares immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions and (ii) for each Award that constitutes deferred compensation under Section 409A of the Code, and to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, a Change in Control shall be deemed to have occurred under the Plan with respect to such Award only if a change in the ownership or effective control of the Company or a change in ownership of a substantial portion of the assets of the Company shall also be deemed to have occurred under Section 409A of the Code.
“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.
“Committee” means any committee or subcommittee the Board may appoint to administer the Plan. Subject to the discretion of the Board, the Committee shall be composed entirely of individuals who meet the qualifications of (i) a “non-employee director” within the meaning of Rule 16b-3 and (ii) any other qualifications required by any stock exchange on which the Common Shares are traded. If at any time or to any extent the Board shall not administer the Plan, then the functions of the Administrator specified in the Plan shall be exercised by the Committee. Except as otherwise provided in the organizational documents of the Company, any action of the Committee with respect to the administration of the Plan shall be taken by a majority vote at a meeting at which a quorum is duly constituted or unanimous written consent of the Committee’s members.
“Common Shares” means the common shares of the Company.
“Company” means ESSA Pharma Inc., a company incorporated under the laws of the Province of British Columbia (or any successor company, except as the term “Company” is used in the definition of “Change in Control” above).
“Consultant” means an individual or consultant company, other than an employee, a director or an officer of the Company, that:
(1)   is engaged to provide on a bona fide basis, consulting, technical, management or other services to the Company or an Affiliate, other than services provided in relation to a distribution;
(2)   provides the services under a written contract between the Company or an Affiliate of the Company and the individual or the consultant company; and
(3)   in the reasonable opinion of the Company, spends or will spend a significant amount of time and attention to the affairs and business of the Company or an Affiliate.
“Disability” has the meaning assigned to such term in the Award Agreement or in any individual employment, service or severance agreement with the Participant or, if any such agreement does not define “Disability,” Disability means, with respect to any Participant, that such Participant, as determined by the Administrator in its sole discretion, is (i) unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months or (ii) by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Participant’s employer.
“Effective Date” has the meaning set forth in Section 19 hereof.
“Eligible Recipient” means an officer, employee, non-employee director or Consultant of the Company or any Affiliate of the Company who has been selected as an eligible participant by the Administrator; provided, however, to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, an Eligible Recipient of an Option or a Share Appreciation Right means an employee, non-employee director or Consultant of the Company or any Affiliate of the Company with respect to whom the Company is an “eligible issuer of service recipient stock” within the meaning of Section 409A of the Code.
“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
“Exercise Price” means, with respect to any Option, the per share price at which a holder of such Option may purchase Common Shares issuable upon the exercise of such Option.

“Fair Market Value” of a Common Share or another security as of a particular date shall mean the fair market value as determined by the Administrator in its sole discretion; provided, however, (i) if the Common Share or other security is admitted to trading on a national securities exchange, the fair market value on any date shall be the closing sale price reported on the last preceding date on which there was a sale of a Common Share or such security on such exchange, or (ii) if the Common Share or other security is then traded in an over-the-counter market, the fair market value on any date shall be the average of the closing bid and asked prices for a Common Share or such security in such over-the-counter market for the last preceding date on which there was a sale of a Common Share or such security in such market.
“Free Standing Right” has the meaning set forth in Section 8(a) hereof.
“Good Reason” has the meaning assigned to such term in the Award Agreement or in any individual employment, service or severance agreement with the Participant or, if any such agreement does not define “Good Reason,” Good Reason and any provision of the Plan that refers to Good Reason shall not be applicable to such Participant.
“ISO” means an Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.
“Nonqualified Share Option” means an Option that is not designated as an ISO.
“Option” means an option to purchase Common Shares granted pursuant to Section 7 hereof. The term “Option” as used in the Plan includes the terms “Nonqualified Share Option” and “ISO.”
“Other Share-Based Award” means an Award granted pursuant to Section 10 hereof.
“Participant” means any Eligible Recipient selected by the Administrator, pursuant to the Administrator’s authority provided for in Section 3 below, to receive grants of Awards, and, upon his or her death, his or her successors, heirs, executors and administrators, as the case may be.
“Person” has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof.
“Plan” has the meaning set forth in Section 1 hereof.
“Restricted Period” has the meaning set forth in Section 9(a) hereof.
“Related Right” has the meaning set forth in Section 8(a) hereof.
“Restricted Shares” means Shares granted pursuant to Section 9 below subject to certain restrictions that lapse at the end of a specified period or periods.
“Restricted Share Unit” means the right, granted pursuant to Section 9 below, to receive an amount in cash or Shares (or any combination thereof) equal to the Fair Market Value of a Common Share subject to certain restrictions that lapse at the end of a specified period or periods.
“Rule 16b-3” has the meaning set forth in Section 3(a) hereof.
“Securities Act” means the Securities Act of 1933, as amended from time to time.
“Shares” means Common Shares reserved for issuance under the Plan, as adjusted pursuant to the Plan, and any successor (pursuant to a merger, amalgamation, consolidation or other reorganization) security.
“Share Appreciation Right” means the right to receive, upon exercise of the right, the applicable amounts as described in Section 8.
“Share Bonus” means a bonus payable in fully vested Common Shares granted pursuant to Section 11 hereof.
“Subsidiary” means, with respect to any Person, as of any date of determination, any other Person as to which such first Person owns or otherwise controls, directly or indirectly, more than 50% of the voting shares or other similar interests or a sole general partner interest or managing member or similar interest of such other Person.

“Transfer” has the meaning set forth in Section 17 hereof.
Section 3.   Administration.
(a)   The Plan shall be administered by the Administrator and shall be administered in accordance with the requirements of Rule 16b-3 under the Exchange Act (“Rule 16b-3”), to the extent applicable.
(b)   Pursuant to the terms of the Plan, the Administrator, subject, in the case of any Committee, to any restrictions on the authority delegated to it by the Board, shall have the power and authority, without limitation:
(1)   to select those Eligible Recipients who shall be Participants;
(2)   to determine whether and to what extent Awards are to be granted hereunder to Participants;
(3)   to determine the number of Shares to be covered by each Award granted hereunder;
(4)   to determine the terms and conditions, not inconsistent with the terms of the Plan, of each Award granted hereunder (including, but not limited to, (i) the restrictions applicable to Restricted Shares or Restricted Share Units and the conditions under which restrictions applicable to such Restricted Shares or Restricted Share Units shall lapse, (ii) the performance goals and periods applicable to Awards, (iii) the Exercise Price of each Option and the Base Price of each Share Appreciation Right, (iv) the vesting schedule applicable to each Award, (v) the number of Shares or amount of cash or other property subject to each Award and (vi) subject to the requirements of Section 409A of the Code (to the extent applicable), any amendments to the terms and conditions of outstanding Awards, including, but not limited to, extending the exercise period of such Awards and accelerating the vesting schedule of such Awards);
(5)   to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing Awards;
(6)   to determine the Fair Market Value in accordance with the terms of the Plan;
(7)   to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of the Participant’s employment or service for purposes of Awards;
(8)   to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable;
(9)   to prescribe, amend and rescind rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws or qualifying for favorable tax treatment under applicable foreign laws, which rules and regulations may be set forth in an appendix or appendices to the Plan; and
(10)   to construe and interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement relating thereto), and to otherwise supervise the administration of the Plan and to exercise all powers and authorities either specifically granted under the Plan or necessary and advisable in the administration of the Plan.
(c)   Subject to Section 5, neither the Board nor the Committee shall have the authority to reprice or cancel and regrant any Award at a lower exercise, base or purchase price or cancel any Award with an exercise, base or purchase price in exchange for cash, property or other Awards without first obtaining the approval of the Company’s shareholders to the extent required by the rules of any stock exchange on which the Common Shares are traded or other applicable law.
(d)   All decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all Persons, including the Company and the Participants. No member of the Board or the Committee, nor any officer or employee of the Company or any Subsidiary thereof acting on behalf of the Board or the Committee, shall be personally liable for any action, omission, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the

Committee and each and any officer or employee of the Company and of any Subsidiary thereof acting on their behalf shall, to the maximum extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, omission, determination or interpretation.
(e)   The Administrator in its discretion may accelerate the vesting of or waive restrictions on Awards in whole or in part at any time for any reason.
(f)   The Administrator may, in its sole discretion, delegate its authority, in whole or in part, under this Section 3 (including, but not limited to, its authority to grant Awards under the Plan, other than its authority to grant Awards under the Plan to any Participant who is subject to reporting under Section 16 of the Exchange Act) to one or more officers of the Company, subject to the requirements of applicable law or any stock exchange on which the Common Shares are traded.
Section 4.   Shares Reserved for Issuance; Certain Limitations.
(a)   The maximum number of Common Shares reserved for issuance under the Plan shall be 10,810,907 (subject to adjustment as provided by Section 5). All of the Common Shares reserved for issuance under the Plan may be made subject to ISOs. From and after February 25, 2021, no additional awards shall be granted under the Company’s Amended Option Plan or Share Unit Plan.
(b)   Shares issued under the Plan may, in whole or in part, be authorized but unissued Shares or Shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If any Shares subject to an Award are forfeited, cancelled, exchanged or surrendered or if an Award otherwise terminates or expires without a distribution of Shares to the Participant, the Shares with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan. Shares that are exchanged by a Participant or withheld by the Company as full or partial payment in connection with the exercise of any Option or Share Appreciation Right under the Plan or the payment of any purchase price with respect to other Awards under the Plan, as well as any Shares exchanged by a Participant or withheld by the Company or any Subsidiary to satisfy the tax withholding obligations related to any Award under the Plan, shall not again be available for subsequent Awards under the Plan. With respect to any Share Appreciation Right that is settled by the delivery of a net number of Common Shares, the gross number of Common Shares delivered in settlement of such Share Appreciation Right shall not be available for subsequent Awards under the Plan. Upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be cancelled to the extent of the number of Shares as to which the Award is exercised and, notwithstanding the foregoing, such number of shares shall no longer be available for Awards under the Plan. In addition, (i) to the extent an Award is denominated in Common Shares, but paid or settled in cash, the number of Common Shares with respect to which such payment or settlement is made shall again be available for grants of Awards pursuant to the Plan and (ii) Common Shares underlying Awards that can only be settled in cash shall not be counted against the aggregate number of Common Shares available for Awards under the Plan.
(c)   Subject to Section 3(e), any Awards that settle in Common Shares (other than such Awards representing a maximum of five percent (5%) of the Common Shares reserved for issuance under the Plan, as adjusted pursuant to Section 5) shall be granted subject to a minimum time-vesting period of at least twelve (12) months, such that no such Awards shall vest prior to the first anniversary of the applicable grant date.
Section 5.   Equitable Adjustments.
(a)   In the event of any Change in Capitalization (including a Change in Control), an equitable substitution or proportionate adjustment shall be made, in each case by the Administrator, in its sole discretion, in (i) the aggregate number of Common Shares reserved for issuance under the Plan and the maximum number of Common Shares or cash that may be subject to Awards granted to any Participant in any calendar year, (ii) the kind and number of securities subject to, and the Exercise Price or Base Price of, any outstanding Options and Share Appreciation Rights granted under the Plan, (iii) the kind, number and purchase price of Common Shares, or the amount of cash or amount or type of other property, subject to outstanding Restricted Shares, Restricted Share Units, Share Bonuses and Other Share-Based Awards granted under the Plan, or (iv) the performance goals and performance periods applicable to any Awards granted under the Plan; provided, however, that any fractional shares resulting from the adjustment shall be eliminated unless otherwise determined by the Administrator. Such other equitable substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion.
(b)   Without limiting the generality of the foregoing, in connection with a Change in Capitalization (including a Change in Control), the Administrator may provide, in its sole discretion, but subject in all events to the requirements of Section 409A of the Code, for the cancellation of any outstanding Award in exchange for payment in cash or other property having an aggregate Fair Market Value equal to the Fair Market Value of the Common Shares, cash or other property covered by such Award, reduced by the aggregate Exercise Price or Base Price thereof, if any; provided, however, that if the Exercise Price or Base Price of any outstanding Award is equal to or greater than the Fair Market Value of the Common Shares, cash or other property covered by such Award, the Administrator may cancel such Award without the payment of any consideration to the Participant.
(c)   The determinations made by the Administrator or the Board, as applicable, pursuant to this Section 5 shall be final, binding and conclusive.
Section 6.   Eligibility.
The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from those individuals that qualify as Eligible Recipients.
Section 7.   Options.
(a)   General.   Each Participant who is granted an Option shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, which Award Agreement shall set forth, among other things, the Exercise Price of the Option, the term of the Option and provisions regarding exercisability of the Option, and whether the Option is intended to be an ISO or a Nonqualified Share Option (and in the event the Award Agreement has no such designation, the Option shall be a Nonqualified Share Option). The provisions of each Option need not be the same with respect to each Participant. More than one Option may be granted to the same Participant and be outstanding concurrently hereunder. Options granted under the Plan shall be subject to the terms and conditions set forth in this Section 7 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable and set forth in the applicable Award Agreement.
(b)   Exercise Price.   The Exercise Price of Shares purchasable under an Option shall be determined by the Administrator in its sole discretion at the time of grant, but in no event shall the Exercise Price of an Option be less than one hundred percent (100%) of the Fair Market Value of the related Common Shares on the date of grant.
(c)   Option Term.   The maximum term of each Option shall be fixed by the Administrator, but no Option shall be exercisable more than ten (10) years after the date such Option is granted. Each Option’s term is subject to earlier expiration pursuant to the applicable provisions in the Plan and the Award Agreement.
(d)   Exercisability.   Each Option shall be exercisable at such time or times and subject to such terms and conditions, including the attainment of pre-established performance goals, as shall be determined by the Administrator in the applicable Award Agreement. The Administrator may also provide that any Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time, in whole or in part, based on such factors as the Administrator may determine in its sole discretion. Notwithstanding anything to the contrary contained herein, an Option may not be exercised for a fraction of a share.
(e)   Method of Exercise.   Options may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of whole Shares to be purchased, accompanied by payment in full of the aggregate Exercise Price of the Shares so purchased in cash or its equivalent, as determined by the Administrator. As determined by the Administrator, in its sole discretion, with respect to any Option or category of Options, payment in whole or in part may also be made (i) by means of consideration received under any cashless exercise procedure approved by the Administrator (including the withholding of

Shares otherwise issuable upon exercise), (ii) in the form of unrestricted Shares already owned by the Participant which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (iii) any other form of consideration approved by the Administrator and permitted by applicable law or (iv) any combination of the foregoing.
(f)   ISOs.
(1)   ISOs.   The terms and conditions of ISOs granted hereunder shall be subject to the provisions of Section 422 of the Code and the terms, conditions, limitations and administrative procedures established by the Administrator from time to time in accordance with the Plan. At the discretion of the Administrator, ISOs may be granted only to an employee of the Company, its “parent corporation” (as such term is defined in Section 424(e) of the Code) or a Subsidiary of the Company. All of the Common Shares reserved for issuance under the Plan pursuant to Section 4(a) hereof (subject to adjustment as provided in Section 5 hereof) may be granted as ISOs.
(2)   ISO Grants to 10% Shareholders.   Notwithstanding anything to the contrary in the Plan, if an ISO is granted to a Participant who owns shares representing more than ten percent (10%) of the voting power of all classes of shares of the Company, its “parent corporation” (as such term is defined in Section 424(e) of the Code) or a Subsidiary of the Company, the term of the ISO shall not exceed five (5) years from the time of grant of such ISO and the Exercise Price shall be at least one hundred and ten percent (110%) of the Fair Market Value of the Shares on the date of grant.
(3)   $100,000 Per Year Limitation For ISOs.   To the extent the aggregate Fair Market Value (determined on the date of grant) of the Shares for which ISOs are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) exceeds $100,000, such excess ISOs shall be treated as Nonqualified Share Options.
(4)   Disqualifying Dispositions.   Each Participant awarded an ISO under the Plan shall notify the Company in writing immediately after the date the Participant makes a “disqualifying disposition” of any Share acquired pursuant to the exercise of such ISO. A “disqualifying disposition” is any disposition (including any sale) of such Shares before the later of (i) two years after the date of grant of the ISO and (ii) one year after the date the Participant acquired the Shares by exercising the ISO. The Company may, if determined by the Administrator and in accordance with procedures established by it, retain possession of any Shares acquired pursuant to the exercise of an ISO as agent for the applicable Participant until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such Shares.
(g)   Rights as Shareholder.   A Participant shall have no rights to dividends, dividend equivalents or distributions, or any other rights of a shareholder with respect to the Shares subject to an Option, until the Participant has given written notice of the exercise thereof, has paid in full for such Shares and has satisfied the requirements of Section 17 hereof.
(h)   Termination of Employment or Service.   In the event of the termination of employment or service with the Company and all Affiliates thereof of a Participant who has been granted one or more Options, such Options shall be exercisable at such time or times and subject to such terms and conditions as set forth in the Award Agreement.
(i)   Other Change in Employment or Service Status.   An Option shall be affected, both with regard to vesting schedule and termination, by leaves of absence, changes from full-time to part-time employment, partial disability or other changes in the employment or service status of an Participant, in the discretion of the Administrator.
Section 8.   Share Appreciation Rights.
(a)   General.   Share Appreciation Rights may be granted either alone (“Free Standing Rights”) or in conjunction with all or part of any Option granted under the Plan (“Related Rights”). Related Rights may be granted either at or after the time of the grant of such Option. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Share Appreciation Rights shall be made, the number of Shares to be awarded, the Base Price, and all other conditions of Share Appreciation

Rights. Notwithstanding the foregoing, no Related Right may be granted for more Shares than are subject to the Option to which it relates. The provisions of Share Appreciation Rights need not be the same with respect to each Participant. Share Appreciation Rights granted under the Plan shall be subject to the following terms and conditions set forth in this Section 8 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable, as set forth in the applicable Award Agreement.
(b)   Base Price.   Each Share Appreciation Right shall be granted with a base price that is not less than one hundred percent (100%) of the Fair Market Value of the related Common Shares on the date of grant (such amount, the “Base Price”).
(c)   Rights as Shareholder.   A Participant shall have no rights to dividends, dividend equivalents or distributions, or any other rights of a shareholder with respect to the Common Shares, if any, subject to a Share Appreciation Right, until the Participant has given written notice of the exercise thereof and has satisfied the requirements of Section 17 hereof.
(d)   Exercisability.
(1)   Share Appreciation Rights that are Free Standing Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator in the applicable Award Agreement.
(2)   Share Appreciation Rights that are Related Rights shall be exercisable only at such time or times and to the extent that the Options to which they relate shall be exercisable in accordance with the provisions of Sections 7 and 8 hereof.
(e)   Consideration Upon Exercise.
(1)   Upon the exercise of a Free Standing Right, the Participant shall be entitled to receive up to, but not more than, that number of Shares equal in value to (i) the excess of the Fair Market Value of a Common Share as of the date of exercise over the Base Price per share specified in the Free Standing Right, multiplied by (ii) the number of Shares in respect of which the Free Standing Right is being exercised.
(2)   A Related Right may be exercised by a Participant by surrendering the applicable portion of the related Option. Upon such exercise and surrender, the Participant shall be entitled to receive up to, but not more than, that number of Shares equal in value to (i) the excess of the Fair Market Value of a Common Share as of the date of exercise over the Exercise Price specified in the related Option, multiplied by (ii) the number of Shares in respect of which the Related Right is being exercised. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.
(3)   Notwithstanding the foregoing, the Administrator may determine to settle the exercise of a Share Appreciation Right in cash (or in any combination of Shares and cash).
(f)   Termination of Employment or Service.
(1)   In the event of the termination of employment or service with the Company and all Affiliates thereof of a Participant who has been granted one or more Free Standing Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as set forth in the Award Agreement.
(2)   In the event of the termination of employment or service with the Company and all Affiliates thereof of a Participant who has been granted one or more Related Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as set forth in the related Options.
(g)   Other Change in Employment or Service Status.   Stock Appreciation Rights shall be affected, both with regard to vesting schedule and termination, by leaves of absence, changes from full-time to part-time employment, partial disability or other changes in the employment or service status of an Participant, in the discretion of the Administrator.

(h)   Term.
(1)   The term of each Free Standing Right shall be fixed by the Administrator, but no Free Standing Right shall be exercisable more than ten (10) years after the date such right is granted.
(2)   The term of each Related Right shall be the term of the Option to which it relates, but no Related Right shall be exercisable more than ten (10) years after the date such right is granted.
Section 9.   Restricted Shares and Restricted Share Units.
(a)   General.   Restricted Shares and Restricted Share Units may be issued either alone or in addition to other awards granted under the Plan. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, Restricted Shares or Restricted Share Units shall be made; the number of Shares to be awarded; the price, if any, to be paid by the Participant for the acquisition of Restricted Shares or Restricted Share Units; the period of time prior to which Restricted Shares or Restricted Share Units become vested and free of restrictions on Transfer (the “Restricted Period”); the performance objectives (if any); and all other conditions of the Restricted Shares and Restricted Share Units. If the restrictions, performance objectives and/or conditions established by the Administrator are not attained, a Participant shall forfeit his or her Restricted Shares or Restricted Share Units, in accordance with the terms of the grant. The provisions of Restricted Shares or Restricted Share Units need not be the same with respect to each Participant.
(b)   Awards and Certificates.
(1)   Except as otherwise provided below in Section 9(c), (i) each Participant who is granted an Award of Restricted Shares may, in the Company’s sole discretion, be issued a share certificate in respect of such Restricted Shares; and (ii) any such certificate so issued shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to any such Award. The Company may require that the share certificates, if any, evidencing Restricted Shares be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any award of Restricted Shares, the Participant shall have delivered a share transfer form, endorsed in blank, relating to the Shares covered by such award. Certificates for unrestricted Common Shares may, in the Company’s sole discretion, be delivered to the Participant only after the Restricted Period has expired without forfeiture in respect of such Restricted Shares.
(2)   With respect to an Award of Restricted Share Units to be settled in Shares, at the expiration of the Restricted Period, share certificates in respect of the Common Shares underlying such Restricted Share Units may, in the Company’s sole discretion, be delivered to the Participant, or his legal representative, in a number equal to the number of Common Shares underlying the Restricted Share Units.
(3)   Notwithstanding anything in the Plan to the contrary, any Restricted Shares or Restricted Share Units to be settled in Shares (at the expiration of the Restricted Period) may, in the Company’s sole discretion, be issued in uncertificated form.
(4)   Further, notwithstanding anything in the Plan to the contrary, with respect to Restricted Share Units, at the expiration of the Restricted Period, Shares or cash, as applicable, shall promptly be issued or paid to the Participant, unless otherwise deferred in accordance with procedures established by the Company in accordance with Section 409A of the Code, and such issuance or payment shall in any event be made no later than March 15th of the calendar year following the year of vesting or within such other period as is required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code.
(c)   Restrictions and Conditions.   The Restricted Shares and Restricted Share Units granted pursuant to this Section 9 shall be subject to the following restrictions and conditions and any additional restrictions or conditions as determined by the Administrator at the time of grant or, subject to Section 409A of the Code where applicable, thereafter:
(1)   The Administrator may, in its sole discretion, provide in the Award Agreement for the lapse of restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain performance-related goals, the Participant’s termination of employment or service as an officer, director or Consultant to the Company or any Affiliate thereof, or the Participant’s death or Disability. Notwithstanding the foregoing, upon a Change in Control, the outstanding Awards shall be subject to Section 14 hereof.
(2)   Except as provided in the applicable Award Agreement, the Participant shall generally have the rights of a shareholder of the Company with respect to Restricted Shares during the Restricted Period, including the right to vote such shares and to receive any dividends declared with respect to such shares; provided, however, that, except as provided in the applicable Award Agreement, any dividends declared during the Restricted Period with respect to such shares shall only become payable if (and to the extent) the underlying Restricted Shares vest. Except as provided in the applicable Award Agreement, the Participant shall generally not have the rights of a shareholder with respect to Common Shares subject to Restricted Share Units during the Restricted Period; provided, however, that, subject to Section 409A of the Code, an amount equal to any dividends declared during the Restricted Period with respect to the number of Common Shares covered by Restricted Share Units may, to the extent set forth in an Award Agreement, be provided to the Participant at the time (and to the extent) that Common Shares in respect of the related Restricted Share Units are delivered to the Participant.
(d)   Termination of Employment or Service.   The rights of Participants granted Restricted Shares or Restricted Share Units upon termination of employment or service with the Company and all Affiliates thereof for any reason during the Restricted Period shall be set forth in the Award Agreement.
(e)   Form of Settlement.   The Administrator reserves the right in its sole discretion to provide (either at or after the grant thereof) that any Restricted Share Unit represents the right to receive the amount of cash per unit that is determined by the Administrator in connection with the Award.
Section 10.   Other Share-Based Awards.
Other forms of Awards valued in whole or in part by reference to, or otherwise based on, Common Shares, including but not limited to dividend equivalents, may be granted either alone or in addition to other Awards (other than in connection with Options or Share Appreciation Rights) under the Plan. Any dividend or dividend equivalent awarded hereunder shall be subject to the same restrictions, conditions and risks of forfeiture as the underlying Award, and shall only become payable if (and to the extent) the underlying Award vests. Subject to the provisions of the Plan, the Administrator shall have sole and complete authority to determine the Eligible Recipients to whom and the time or times at which such Other Share-Based Awards shall be granted, the number of Common Shares to be granted pursuant to such Other Share-Based Awards, or the manner in which such Other Share-Based Awards shall be settled (e.g., in Common Shares, cash or other property), or the conditions to the vesting and/or payment or settlement of such Other Share-Based Awards (which may include, but not be limited to, achievement of performance criteria) and all other terms and conditions of such Other Share-Based Awards.
Section 11.   Share Bonuses.
In the event that the Administrator grants a Share Bonus, the Shares constituting such Share Bonus shall, as determined by the Administrator, be evidenced in uncertificated form or by a book entry record or a certificate issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Share Bonus is payable.
Section 12.   Cash Awards.
The Administrator may grant Awards that are payable solely in cash, as deemed by the Administrator to be consistent with the purposes of the Plan, and such Cash Awards shall be subject to the terms, conditions, restrictions and limitations determined by the Administrator, in its sole discretion, from time to time. Cash Awards may be granted with value and payment contingent upon the achievement of performance criteria.
Section 13.   Change in Control Provisions.
Except as otherwise provided in an applicable Award Agreement, in the event of a Change in Control:
(a)   With respect to each outstanding Award that is assumed or substituted in connection with a Change in Control, in the event of a termination of a Participant’s service to the Company without Cause during the 24-month period following such Change in Control, on the date of such termination (i) such Award shall become fully vested and, if applicable, exercisable, (ii) the restrictions, payment conditions, and forfeiture conditions applicable to any such Award granted shall lapse, and (iii) any performance conditions imposed with respect to Awards shall be deemed to be fully achieved at target levels.
(b)   With respect to each outstanding Award that is not assumed or substituted in connection with a Change in Control, immediately upon the occurrence of the Change in Control, (i) such Award shall become fully vested and, if applicable, exercisable, (ii) the restrictions, payment conditions, and forfeiture conditions applicable to any such Award granted shall lapse, and (iii) any performance conditions imposed with respect to Awards shall be deemed to be fully achieved at target levels.
(c)   For purposes of this Section 13, an outstanding Award shall be considered to be assumed or substituted for if, following the Change in Control, the Award remains subject to terms and conditions that are no less favorable in any respect than those that were applicable to the Award immediately prior to the Change in Control except that, if the Award related to Shares, the Award may instead confer the right to receive common stock of the acquiring entity (or such other security as may be determined by the Administrator, in its sole discretion, pursuant to Section 5 hereof) with an aggregate Fair Market Value that is at least equal to the aggregate Fair Market Value of the Common Shares subject to the Award immediately prior to the Change in Control.
Notwithstanding any other provision of the Plan, (i) in the event of a Change in Control, except as would otherwise result in adverse tax consequences under Section 409A of the Code, the Board may, in its sole discretion, provide that each Award shall, immediately upon the occurrence of a Change in Control, be cancelled in exchange for a payment in cash or securities in an amount equal to (x) the excess of the consideration paid per Share in the Change in Control over the exercise or purchase price (if any) per Share subject to the Award multiplied by (y) the number of Shares granted under the Award and (ii) with respect to any Award that constitutes a deferral of compensation subject to Section 409A of the Code, in the event of a Change in Control that does not constitute a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Company under Section 409A(a)(2)(A)(v) of the Code and regulations thereunder, such Award shall be settled in accordance with its original terms or at such earlier time as permitted by Section 409A of the Code.
Section 14.   Amendment and Termination.
The Board may amend, alter or terminate the Plan, but no amendment, alteration, or termination shall be made that would materially impair the rights of a Participant under any Award previously granted without such Participant’s consent. Unless the Board determines otherwise, the Board shall obtain approval of the Company’s shareholders for any amendment to the Plan that would require such approval in order to satisfy any rules of any stock exchange on which the Common Shares are traded or other applicable law. The Administrator may amend the terms of any Award previously granted, prospectively or retroactively, but, subject to Section 5 hereof and the immediately preceding sentence, no such amendment shall materially impair the rights of any Participant without his or her consent.
Section 15.   Unfunded Status of Plan.
The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.
Section 16.   Withholding Taxes.
Each Participant shall, no later than the date as of which the value of an Award first becomes includible in the gross income of such Participant for purposes of applicable taxes, pay to the Company, or make arrangements satisfactory to the Company regarding payment of, an amount in respect of such taxes up to the maximum statutory rates in the Participant’s applicable jurisdiction with respect to the Award, as determined by the Company. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant. Whenever cash is to be paid pursuant to an Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any applicable withholding tax requirements related thereto as determined by the Company. Whenever Shares or property other than cash are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any related taxes to be withheld and applied to the tax obligations as determined by the Company; provided, that, with the approval of the Administrator, a Participant may satisfy the foregoing requirement by either (i) electing to have the Company withhold from the delivery of Shares or other property, as applicable, or (ii) by delivering already owned unrestricted Common Shares, in each case, having a value not exceeding the applicable taxes to be withheld and applied to the tax obligations as determined by the Company. Such already owned and unrestricted Common Shares shall be valued at their Fair Market Value on the date on which the amount of tax to be withheld is determined and any fractional share amounts resulting therefrom shall be settled in cash. Such an election may be made with respect to all or any portion of the Shares to be delivered pursuant to an Award. The Company may also use any other method of obtaining the necessary payment or proceeds, as permitted by law, to satisfy its withholding obligation with respect to any Award as determined by the Company.
Section 17.   Transfer of Awards.
Until such time as the Awards are fully vested and/or exercisable in accordance with the Plan or an Award Agreement, no purported sale, assignment, mortgage, hypothecation, transfer, charge, pledge, encumbrance, gift, transfer in trust (voting or other) or other disposition of, or creation of a security interest in or lien on, any Award or any agreement or commitment to do any of the foregoing (each, a “Transfer”) by any holder thereof in violation of the provisions of the Plan or an Award Agreement will be valid, except with the prior written consent of the Administrator, which consent may be granted or withheld in the sole discretion of the Administrator. Any purported Transfer of an Award or any economic benefit or interest therein in violation of the Plan or an Award Agreement shall be null and void ab initio, and shall not create any obligation or liability of the Company, and any Person purportedly acquiring any Award or any economic benefit or interest therein transferred in violation of the Plan or an Award Agreement shall not be entitled to be recognized as a holder of any Common Shares or other property underlying such Award. Unless otherwise determined by the Administrator, an Option may be exercised, during the lifetime of the Participant, only by the Participant or, during any period during which the Participant is under a legal disability, by the Participant’s guardian or legal representative.
Section 18.   Continued Employment or Service.
Neither the adoption of the Plan nor the grant of an Award hereunder shall confer upon any Eligible Recipient any right to continued employment or service with the Company or any Affiliate thereof, as the case may be, nor shall it interfere in any way with the right of the Company or any Affiliate thereof to terminate the employment or service of any of its Eligible Recipients at any time.
Section 19.   Effective Date.
The Plan became effective upon adoption by the Board on January 14, 2021 (the “Effective Date”), subject to requisite approval of shareholders of the Company, as amended effective upon the approval of shareholders of the Company on March 6, 2024.
Section 20.   Term of Plan.
No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date.
Section 21.   Securities Matters and Regulations.
(a)   Notwithstanding anything herein to the contrary, the obligation of the Company to sell or deliver Common Shares with respect to any Award granted under the Plan shall be subject to all applicable laws, rules and regulations, including all applicable federal and state securities laws of the United States and the securities laws of Canada, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Administrator. The Administrator may require, as a condition of the issuance and delivery of certificates evidencing Common Shares pursuant to the terms hereof, that the recipient of such shares make such agreements and representations, and that such certificates bear such legends, as the Administrator, in its sole discretion, deems necessary or advisable.
(b)   Each Award is subject to the requirement that, if at any time the Administrator determines that the listing, registration or qualification of Common Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Common Shares, no such Award shall be granted or payment made or Common Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Administrator.
(c)   In the event that the disposition of Common Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act, and is not otherwise exempt from such registration, such Common Shares shall be restricted against transfer to the extent required by the Securities Act and the regulations thereunder, and the Administrator may require a Participant receiving Common Shares pursuant to the Plan, as a condition precedent to receipt of such Common Shares, to represent to the Company in writing that the Common Shares acquired by such Participant are being acquired for investment purposes only and not with a view to distribution.
Section 22.   Notification of Election Under Section 83(b) of the Code.
If any Participant shall, in connection with the acquisition of Common Shares under the Plan, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Company of such election within ten (10) days after filing notice of the election with the Internal Revenue Service.
Section 23.   No Fractional Shares.
No fractional Shares shall be issued or delivered pursuant to the Plan. The Administrator shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional Shares, or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.
Section 24.   Beneficiary.
A Participant may file with the Administrator a written designation of a beneficiary on such form as may be prescribed by the Administrator and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant’s estate shall be deemed to be the Participant’s beneficiary.
Section 25.   Paperless Administration.
In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.
Section 26.   Severability.
If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.
Section 27.   Clawback.
Each Award shall be subject to any applicable recoupment policy maintained by the Company or any of its Affiliates as in effect from time to time. Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation, stock exchange listing requirement or policy of the Company or its Affiliates, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation, stock exchange listing requirement or policy.

Section 28.   Section 409A of the Code.
The Plan as well as payments and benefits under the Plan are intended to be exempt from, or to the extent subject thereto, to comply with Section 409A of the Code, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted in accordance therewith. Notwithstanding anything contained herein to the contrary, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, the Participant shall not be considered to have terminated employment or service with the Company for purposes of the Plan and no payment shall be due to the Participant under the Plan or any Award until the Participant would be considered to have incurred a “separation from service” from the Company and its Affiliates within the meaning of Section 409A of the Code. Any payments described in the Plan that are due within the “short term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable law requires otherwise. Notwithstanding anything to the contrary in the Plan, to the extent that any Awards (or any other amounts payable under any plan, program or arrangement of the Company or any of its Affiliates) are payable upon a separation from service and such payment would result in the imposition of any individual tax and penalty interest charges imposed under Section 409A of the Code, the settlement and payment of such awards (or other amounts) shall instead be made on the first business day after the date that is six (6) months following such separation from service (or death, if earlier). Each amount to be paid or benefit to be provided under this Plan shall be construed as a separate identified payment for purposes of Section 409A of the Code. The Company makes no representation that any or all of the payments or benefits described in this Plan will be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to any such payment. The Participant shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A.
Section 29.   Governing Law.
The Plan and all determinations made and actions taken pursuant thereto shall be governed by the laws of the Province of British Columbia, without giving effect to the conflict of laws principles thereof.
Section 30.   Titles and Headings.
The titles and headings of the sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.
Section 31.   Successors.
The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.
Section 32.   Relationship to other Benefits.
No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare, or other benefit plan of the Company or any Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

QUESTIONS MAY BE DIRECTED TO THE PROXY SOLICITATION AGENT:
NORTH AMERICAN TOLL FREE:
1-877-452-7184
COLLECT OUTSIDE NORTH AMERICA:
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ESSA PHARMA INC.8th Floor, 100 University Avenue Toronto, Ontario M5J 2Y1 www.computershare.comSecurity ClassHolder Account NumberFoldForm of Proxy - Annual General Meeting to be held on March 6, 2024This Form of Proxy is solicited by and on behalf of Management.Notes to proxy1.Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the Management Nominees whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse). 2.If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated. 3.This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy. 4.If a date is not inserted in the space provided on the reverse of this proxy, it will be deemed to bear the date on which it was mailed to the holder by Management. 5.The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, and the proxy appoints the Management Nominees listed on the reverse, this proxy will be voted as recommended by Management. 6.The securities represented by this proxy will be voted in favour, or withheld from voting, or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for. If you have specified a choice with respect to any matter to be acted on, the securities will be voted accordingly. 7.This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting and Management Information Circular or other matters that may properly come before the meeting or any adjournment or postponement thereof, unless prohibited by law. 8. This proxy should be read in conjunction with the accompanying documentation provided by Management.FoldProxies submitted must be received by 2:00 p.m. (Pacific Time) on March 4, 2024.VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK! To Vote Using the Telephone•Call the number listed BELOW from a touch tone telephone. 1-866-732-VOTE (8683) Toll Free To Vote Using the Internet•Go to the following web site: www.investorvote.com•Smartphone?Scan the QR code to vote now. To Receive DocumentsTo Virtually AttendElectronicallythe Meeting•You can enroll to receive future securityholder• You can attend the meeting virtually by visitingcommunications electronically by visitingthe URL provided on the back of this document.www.investorcentre.com. If you vote by telephone or the Internet, DO NOT mail back this proxy.Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.Voting by mail or by Internet are the only methods by which a holder may appoint a person as proxyholder other than the Management Nominees named on the reverse of this proxy. Instead of mailing this proxy, you may choose one of the two voting methods outlined above to vote this proxy.To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.CONTROL NUMBER01YMWA

Appointment of ProxyholderI/We being holder(s) of securities of ESSA Pharma Inc. (theORPrint the name of the person you are“Company”) hereby appoint: Richard M. Glickman, or failing thisappointing if this person is someoneperson, David R. Parkinson, or failing this person, David Woodother than the Management Nominees(the “Management Nominees”)listed herein.Note: If completing the appointment box above YOU MUST go tohttp://www.computershare.com/EssaPharma and provide Computershare with the name andemail address of the person you are appointing. Computershare will use this informationONLY to provide the appointee with a user name to gain entry to the online meeting.as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and on all other matters that may properly come before the Annual General Meeting of shareholders of the Company to be held online at https://web.lumiagm.com/228524511 on March 6, 2024 at 2:00 p.m. (Pacific Time), and at any adjournment or postponement thereof.VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.ForAgainst1. Number of DirectorsTo set the number of Directors at ten (10).Fold2. Election of DirectorsForWithholdForWithholdForWithhold01.02.03.David R. ParkinsonRichard M. GlickmanGary Sollis04.05.06.Franklin M. BergerScott RequadtMarella Thorell08.09.07. Alex MartinSanford ZweifachPhilip Kantoff10.Lauren MerendinoForWithhold3. Appointment of AuditorsAppointment of Davidson & Company LLP as Auditors of the Company for the ensuing year and authorizing the Directors to fix their remuneration.ForAgainst4. Advisory Vote on Executive CompensationThe approval, on a non-binding, advisory basis, of the compensation paid to the Company’s named executive officers.ForAgainst Fold5. Approval of Omnibus Incentive Plan AmendmentTo approve an ordinary resolution to increase the number of common shares reserved and available for issuance under the Company’s Omnibus Incentive Plan as described in the Proxy Statement for the Meeting. Signature of ProxyholderSignature(s)I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, and the proxy appoints the Management Nominees, this Proxy will be voted as recommended by Management. DateMM / DD / YY Interim Financial Statements – Mark this box if you would like to receive Interim Financial Statements and accompanying Management’s Discussion and Analysis by mail. Annual Financial Statements – Mark this box if you would like to receive the Annual Financial Statements and accompanying Management’s Discussion and Analysis by mail. Information Circular – Mark this box if you would like to receive the Information Circular by mail for the next securityholders’ meeting. If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.E P H Q3 6 2 1 2 9A R 1 01YMXA